Investment Company Act File No. 811-23355

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. ☐

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CPG FOCUSED Access Fund, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York 10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York 10022
(Name and Address of Agent for Service)

Copy to:

Stuart H. Coleman, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

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This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CPG focused access fund, LLC

A Registration Statement TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES has been filed by CPG FOCUSED ACCESS FUND, LLC (THE "FUND") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, UNITS OF BENEFICIAL INTEREST (the "Units") of the FUND are not BEING registered under the Securities Act of 1933, as amended (the "1933 Act"), since such UNITS will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(A)(2) of the 1933 Act. Investments in the FUND may be made only by individuals or entities THAT are "accredited Investors" within the meaning of Regulation D under the 1933 Act. This CONFIDENTIAL MEMORANDUM does not constitute an offer to sell, or the solicitation of an offer to buy, any UNITS. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund is aN illiquid investment. Investors have no right to require the Fund to redeem their Units.

BY ACQUIRING UNITS OF THE FUND, AN INVESTOR ACKNOWLEDGES AND AGREES THAT: (I) ANY INFORMATION PROVIDED BY THE FUND, Central Park Advisers, LLC, the Fund's investment adviser (THE "ADVISER"), OR ANY AFFILIATES THEREOF (INCLUDING INFORMATION SET FORTH IN THIS CONFIDENTIAL MEMORANDUM) IS NOT A RECOMMENDATION TO INVEST IN THE FUND AND THAT NONE OF THE FUND, THE ADVISER OR ANY AFFILIATES THEREOF IS UNDERTAKING TO PROVIDE ANY INVESTMENT ADVICE TO THE INVESTOR (IMPARTIAL OR OTHERWISE), OR TO GIVE ADVICE TO THE INVESTOR IN A FIDUCIARY CAPACITY IN CONNECTION WITH AN INVESTMENT IN THE FUND AND, ACCORDINGLY, NO PART OF ANY COMPENSATION RECEIVED BY THE ADVISER IS FOR THE PROVISION OF INVESTMENT ADVICE TO THE INVESTOR; AND (II) THE ADVISER HAS A FINANCIAL INTEREST IN THE INVESTOR'S INVESTMENT IN THE FUND ON ACCOUNT OF THE FEES IT EXPECTS TO RECEIVE FROM THE FUND AS DISCLOSED HEREIN, THE FUND'S LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED FROM TIME TO TIME, AND any OTHER fund governing DOCUMENTS.

The units of beneficial interest ("Units") of CPG Focused Access Fund, LLC (the "Fund") described in this Confidential Memorandum ("Confidential Memorandum") have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any of the States of the United States. The offering contemplated by this Confidential Memorandum is made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Units in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application, this Confidential Memorandum and the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "LLC Agreement")), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Units and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such prospective investor.

An investment in the Fund is speculative with a substantial risk of loss. The Fund's Units will be subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the LLC Agreement, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

•	Units of the Fund will not be listed on any national or other securities exchange and it is not anticipated that a secondary market will develop.

•	Units of the Fund are subject to restrictions on transferability and liquidity, if any, may be provided by the Fund only through repurchase offers, which may, but are not required to, be made from time to time by the Fund as determined by the Fund's Board of Directors in its sole discretion. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame. See "Repurchases of Units and Transfers."

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund's Units or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense.

Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial or depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

All investors and potential investors are hereby informed that (i) any tax advice contained in this Confidential Memorandum is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Internal Revenue Code of 1986, as amended, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Confidential Memorandum, and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

The Fund will make available to each prospective investor or its authorized representative, prior to the consummation of this offering, the opportunity to ask questions of, and receive answers from, the Fund, or another person acting on the Fund's behalf, concerning subscription procedures and the terms and conditions of this offering, and to obtain any additional information about the Fund, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein.

This Confidential Memorandum is believed to be accurate as of its date, but no representation or warranty is made as to its continued accuracy after such date.

[________] 2018

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "LLC Agreement"), and the Investor Application (defined herein), each of which should be read carefully and retained for future reference.

The Fund

CPG Focused Access Fund, LLC (the "Fund") is a newly-formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").

The Fund is an appropriate investment only for those investors ("Investors") who can tolerate a high degree of risk and do not require a liquid investment. The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that (i) units of beneficial interest ("Units") will be sold in comparatively large minimum denominations in private placements solely to high net worth and institutional Investors, and will be subject to substantial restrictions on transferability, and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and Investors will be subject indirectly to asset-based fees and incentive fees or allocations charged by the underlying investment funds in which the Fund may invest. The Fund has been structured with the intent of seeking to alleviate or reduce certain of the burdens typically associated with investing in hedge funds (and other private investment funds), such as difficulty in accessing and diligencing investments, accessing funds that are otherwise limited, restricted or closed to new investments, allocation and manager selection, diversification of investments, meeting minimum investor qualifications and large minimum investment amounts. In addition, Investors will avoid receiving tax reporting on potentially late IRS Schedule K-1s and, for tax-exempt Investors, realization of unrelated business taxable income ("UBTI").

The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund intends to offer four separate classes of Units designated as Class F1 (the "Class F1 Units"), Class F2 (the "Class F2 Units"), Class A (the "Class A Units") and Class I (the "Class I Units") to Investors eligible to invest in the Fund. Each class of Units has certain differing characteristics, particularly in terms of the timing of the offerings and the distribution fees that may be charged to Investors. The Fund may offer additional classes of Units in the future.

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Investment Program

The Fund's investment objective is to seek attractive, long-term, risk-adjusted returns. The Fund will seek to achieve its investment objective principally by allocating the Fund's assets among a concentrated, select group of third-party alternative asset managers (the "Investment Fund Managers") and the unregistered investment vehicles they operate (the "Investment Funds") that are represented on the Morgan Stanley Smith Barney LLC ("Morgan Stanley") platform (the "Morgan Stanley Platform"). Investment Funds that pursue non-traditional, alternative investment strategies (whether hedged or not) often are described as "hedge funds." Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

The Fund generally will invest in institutional offerings (i.e., the Fund will invest directly in the Investment Funds). If the Fund is unable to invest in an institutional offering, the Fund may invest, at no incremental management fee payable by the Fund, in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to Investment Funds (the "Feeder Funds"). Certain of the Investment Funds may be advised by Morgan Stanley or an affiliate thereof. In addition, Morgan Stanley will act as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing investor services to its clients that it places directly into the Investment Funds; however, the Fund generally will invest directly in the Investment Funds and not through Morgan Stanley (except as otherwise described herein).

In pursuing its investment objective, the Fund may allocate its assets across Investment Funds representing primarily a broad spectrum of equity-oriented investment strategies, many of which seek to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns with lower correlation to the broad equity and fixed-income markets). Although it is anticipated that the investment strategies described below will represent the primary strategies of the Investment Fund Managers, the Fund may not invest in all or certain of the following strategies, and the Investment Funds represented on the Morgan Stanley Platform may pursue a wide range of other investment strategies, including activities not described herein, to the extent that the Investment Fund Manager deems appropriate. Investment Fund Managers also may blend elements of one or more of these strategies to implement their investment approach. Additionally, the Fund's allocation to these strategies is not fixed and will not be equally weighted. Investment Fund Managers may invest in U.S. and non-U.S. securities, engage in leverage and short selling, and invest in a variety of derivative transactions. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions, are not subject to the Fund's investment restrictions and generally are subject to few investment limitations.

The Fund generally expects that it will seek to redeem in full from an Investment Fund that is removed from the Morgan Stanley Platform; however, the Fund will be subject to the terms of the Investment Fund

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governing withdrawals and redemptions, and there can be no assurance that the Fund will be able to redeem in a timely manner.

The following descriptions are summaries only and do not purport to be complete. Investments made according to the strategies identified below present significant risks. See "Risk Factors" and "Investment Program—Investment Strategies."

Equity Hedged

Equity hedged, or equity long/short, strategies involve taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities. Investment Fund Managers that employ these strategies need not create portfolios that emphasize purchases of either long or short securities—rather, Investment Fund Managers will manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the Investment Fund Manager's analysis of and outlook for the equity markets. Investment Fund Managers often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of generating long-term capital appreciation through individual stock selection.

Relative Value

Relative value strategies include a range of different investment strategies that involve the simultaneous purchase and sale of related securities or instruments to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons. Generally, relative value Investment Fund Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation that the prices of the two instruments not only are historically related, but also that they have deviated from their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies: equity market neutral/statistical arbitrage; fixed-income arbitrage; convertible arbitrage; relative value credit; and mortgage- and asset-backed securities.

Event-Driven

Event-driven strategies involve investments in companies engaged in business combinations, corporate reorganizations or structural transformations. Investment Fund Managers that employ these strategies seek to capture the spread between current market prices and the value of financial instruments upon the successful completion of company- or transaction-specific events that alter a company's financial structure or operating strategy, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations. The Investment Funds may utilize, among others, the

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following event-driven strategies: merger arbitrage/special situations; distressed securities; event-driven equity; and event-driven corporate credit.

Trading

Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research. These strategies typically utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies and commodities to express an Investment Fund Manager's view. In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Fund Managers may use either fundamental or quantitative models or a combination of both. The Investment Funds may utilize, among others, the following trading strategies: global macro; discretionary trading; systematic trading; and emerging markets trading.

Credit

Credit-based trading strategies typically focus on constructing long and short positions in credit-sensitive securities, and generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets. These types of investments generally are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes. Investment Fund Managers also may rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments. The Investment Funds may utilize, among others, the following credit strategies: diversified structured credit; and credit-sensitive mortgage-backed securities.

The Fund's investment program, which has been structured with the intent of seeking to alleviate or reduce certain of the burdens and risks typically associated with investing in hedge funds (and other private investment funds), offers Investors access primarily to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public due to investor qualification restrictions, limited, restricted or no availability, resource and operational requirements, high investment minimums and other access restrictions, as well as the significant capital required to diversify among Investment Funds.

The Adviser may invest the Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may withdraw or redeem from an Investment Fund (subject to withdrawal or redemption limitations imposed by the Investment Fund) or sell the Fund's portfolio holdings at any time.

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The Fund and Investment Funds may invest in high quality fixed-income securities, money market instruments and money market funds, or may hold cash or cash equivalents in such amounts as the Adviser and Investment Fund Managers deem appropriate under the circumstances, including in response to adverse market, economic or political conditions or for temporary defensive purposes. In addition, the Fund may make these types of investments pending the investment of assets in Investment Funds, or to maintain the liquidity necessary to effect repurchases of Units or meet expenses.

The Fund may, to the extent permitted by the 1940 Act, borrow to fund new investments pending receipt of redemption proceeds from existing Investment Funds, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. The Fund has no obligation, and does not currently intend, to enter into any hedging transactions.

Investment Process

The principal elements of the Adviser's investment strategy include: (i) seeking attractive investment opportunities primarily from among the equity-oriented Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund's assets primarily to Investment Funds across various equity-oriented strategies; and (iii) seeking to manage risk through ongoing monitoring of the Fund's portfolio.

Access. In many segments of the hedge fund industry, it is not enough to identify promising investments—access is required. The Fund seeks to provide Investors with access primarily to Investment Funds represented on the Morgan Stanley Platform that generally are closed, restricted or otherwise unavailable to the investing public.

Asset Allocation. Asset allocation across various strategies is a part of long-term portfolio performance. The Adviser seeks diversification of the Fund's investments primarily through exposure to different equity-oriented Investment Funds and investment strategies. The Adviser will seek to identify attractive Investment Fund Managers whose funds are available to high net worth Morgan Stanley clients, and will conduct due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

Risk Management. The nature of hedge fund investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced hedge fund vetting process.

The Adviser will monitor the performance of Investment Funds, as well as other pertinent developments regarding the Investment Funds. The availability of certain information, however, may be limited due to the lack of transparency associated with certain Investment Fund Managers

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or strategies.

The Adviser intends to use certain techniques to reduce the risk associated with the Fund's investments. These techniques may include, without limitation, diversifying the Fund's portfolio by asset class, area of investment (e.g., geographies, sectors and industries), investment strategy and Investment Fund Manager.

The Adviser and its personnel use a range of resources to diligence promising Investment Funds. The Adviser's diligence process focuses on risk management, investment and operational diligence. The Adviser will select investment strategies and Investment Funds on the basis of availability and various qualitative and quantitative criteria, including: the Adviser's analysis of historical performance of Investment Fund Managers; performance of funds versus peers; the Investment Fund Managers' reputation, experience, expertise, opportunity set, key personnel, anticipated returns, economic conditions, assets under management, risk management, liquidity, investment philosophy and other factors. During this diligence process, the Adviser reviews the Investment Funds' offering documents, due diligence materials and other available information regarding the Investment Fund Managers, and may conduct interviews with senior personnel of Investment Fund Managers. In particular, the Adviser seeks to communicate with Investment Fund Managers and other personnel about the Investment Funds, or about particular investment strategies, hedge funds, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to identify potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments are considered.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

Investment Restrictions

The Fund will conduct its investment operations in compliance with the following non-fundamental investment restrictions (measured at the time of investment):

•    Not more than 20% of the Fund's net asset value will be invested in any one Investment Fund; and

•    Not more than 40% of the Fund's net asset value will be invested in any one Investment Fund Manager.

The Fund may depart from these restrictions at any time during periods

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of adverse market, economic or political conditions, periods of large cash inflows or, in the event of the Fund's liquidation, the wind-up of the Fund.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

The Offering

The Fund will offer Units on a continuous basis. The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class of Units and different initial offering prices and inception dates.

Units may be purchased as of the first business day of each month based upon their then current net asset value per Unit, except that Class F1 Units and Class F2 Units only may be purchased until such time as Investor subscriptions reach $100 million. Thereafter, Class F1 and Class F2 will be closed to new Investors, and will be offered only to existing Class F1 and Class F2 Investors, as applicable.

Purchase proceeds do not represent the Fund's capital or become the Fund's assets until the first business day of the relevant calendar month. Each date on which Units are delivered is referred to as a "Closing Date." Each prospective Investor will be required to complete an Investor application (the "Investor Application") certifying that the Units being purchased are being acquired by an Eligible Investor (defined herein). Prior to the receipt and acceptance of the Investor Application, an Investor's funds will be held in a non-interest-bearing account at UMB Bank, N.A., the Fund's custodian, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). An Investor will not become an investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date. The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Generally, the minimum initial investment in each of the Fund's classes of Units is $50,000, which minimum may be reduced in the Adviser's sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund's Units is $10,000.

Eligible Investors	Units of the Fund will be offered only to "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"). Investors who are "accredited investors" are referred to in this Confidential Memorandum as "Eligible Investors." Certain Sub-Placement Agents (as defined below) may impose stricter Investor eligibility requirements. For example, certain Sub-Placement Agents may determine to sell Units to

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natural persons that qualify as "accredited investors" under only Rule 501(a)(5) of Regulation D (the net worth test), rather than under both Rule 501(a)(5) and Rule 501(a)(6) (the income test). Existing Investors seeking to purchase additional Units will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Class A Units and Class F1 Units may be purchased by any Eligible Investor. Class I Units and Class F2 Units may be purchased by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (i.e., wrap accounts), or (ii) purchase Units directly from the Fund. As noted above, Class F1 Units and Class F2 Units only may be purchased until such time as Investor subscriptions reach $100 million; thereafter, only existing Class F1 and Class F2 Investors will be permitted to purchase additional Class F1 Units and Class F2 Units, respectively.

Each prospective Investor must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter or less stringent eligibility requirements. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in a non-interest-bearing escrow account by the Fund's escrow agent until the next Closing Date.

An investment in the Fund involves a considerable amount of risk. An Investor may lose some or all of its investment in the Fund. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Borrowing

The Fund is authorized to borrow money subject to the limits of the Asset Coverage Requirement (as defined below). The Fund may borrow money to fund new investments pending receipt of redemption proceeds from existing Investment Funds, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Investment Funds that the Fund may invest in should be expected

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to utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the Asset Coverage Requirement. Accordingly, the Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs and strategies. See "Types of Investments and Related Risk Factors."

Tax Distribution Policy

The Fund expects that dividends generally will be paid at least annually on the Units in amounts representing substantially all of the Fund's net investment income, if any, earned each year. The Fund also will pay substantially all taxable net capital gain realized on investments to Investors at least annually. In order to qualify and maintain its status as a RIC, the Fund must, among other requirements, distribute at least 90% of its net investment income (generally, the Fund's net ordinary income plus the excess of the Fund's realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) on an annual basis. See "Certain U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company."

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the taxable year in which the distribution is made will reduce the adjusted tax basis of an Investor's Units (but not below zero). Any such distributions that reduce the adjusted tax basis of an Investor's Units represent a return of capital (i.e., a return to Investors of a portion of their original investment in the Fund) and generally will not be subject to tax at the time of the distribution. Distributions in excess of an Investor's adjusted basis in Units generally will be treated as capital gain.

Dividends and capital gain distributions paid by the Fund are reinvested in additional Units of the Fund unless an Investor "opts out" (elects not to reinvest in Units). Investors may elect initially not to reinvest by indicating that choice on the Investor Application. Thereafter, Investors are free to change their election at any time by contacting UMB Fund Services, Inc., the Fund's administrator. Units purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which generally is expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as "mutual funds"), investors in closed-end funds do not have the right to redeem their units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent

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regulations than closed-end funds.

Units of the Fund will not be listed on any securities exchange or traded in any public or other markets. In addition, Units of the Fund are subject to restrictions on transferability and liquidity, if any, may be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See "Types of Investments and Related Risk Factors—General Risks—Limitations on Transferability; Units Not Listed; No Market for Units" and "Repurchases of Units and Transfers."

Repurchases of Units by the Fund

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, generally, after the Fund completes its first four full fiscal quarters of operations, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% to 25% of the net assets of the Fund. Each repurchase offer generally will commence approximately 95 days prior to the applicable repurchase date. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities.

If Unit repurchase requests exceed the number of Units in the Fund's repurchase offer, the Board may: (i) repurchase a pro rata portion of the Units tendered; (ii) increase the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; (iii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; or (iv) take any other action permitted by applicable law and the LLC Agreement. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interest of the Fund. See "Repurchases of Units and Transfers—Repurchases of Units."

The Fund may be subject to lock-up periods or "gates" by certain Investment Funds. During any such period, the Fund will not be

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permitted to withdraw its investment from the applicable Investment Fund. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time. During such times, the Fund may not be able to liquidate, withdraw or redeem its holdings in such Investment Funds to meet repurchase requests. As a result, the Fund may not be able to offer liquidity to Investors through repurchase offers. Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to withdraw from or dispose of its interests in Investment Funds in a timely manner. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units. See "Repurchases of Units and Transfers."

A 3% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units. Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Potential Benefits of Investing in the Fund

The Adviser believes that the Fund's investment program offers a differentiated approach to hedge fund opportunities for high net worth and institutional Investors. The Fund's investment program offers Investors access primarily to Investment Funds represented on the Morgan Stanley Platform that generally are closed, restricted or otherwise unavailable to the investing public. Similarly, by investing in the Fund, Investors will have access primarily to equity-oriented Investment Fund Managers that generally are not available to the investing public, may be closed or limited to new investment or otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables Investors to invest with a number of Investment Fund Managers without incurring the high minimum investment requirements that Investment Fund Managers typically would impose on Investors. Investment minimums for Investment Funds generally range from $1 million to $10 million.

Investment Funds may close to new investors from time to time. If the Fund were to invest in an Investment Fund that subsequently closed, new Investors would be able to gain indirect exposure to the Investment Fund by virtue of the Fund's existing investment in the closed Investment Fund. The Fund also may be able to gain access to closed Investment Funds through Feeder Funds.

11

The Fund should benefit from the exposure to a number of different investment strategies and investment styles. Investing through Investment Fund Managers that employ different alternative investment strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to have certain attributes that generally are not found in traditional hedge funds and other private investment vehicles. These include providing simpler tax reports to Investors on IRS Form 1099, and the avoidance of unrelated business taxable income for benefit plan Investors and other Investors that are exempt from payment of U.S. federal income tax.

Board of Directors	Subject to the requirements of the 1940 Act, the business and affairs of the Fund will be managed under the direction of the Board of Directors of the Fund (the "Board"). The Board has delegated day-to-day operations to the Fund's officers, the Adviser and other service providers, subject to oversight of the Board. See "Management of the Fund."

The Adviser

Central Park Advisers, LLC serves as the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of Central Park Group, LLC ("Central Park Group"), is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings. Founded in 2006, Central Park Group offers a broad range of investments including private equity funds, hedge funds, real estate funds and funds-of-funds. Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they have sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, including "first-ever" funds, and have invested more than $[13.5] billion in over [175] funds, including $[3.25] billion in registered fund-of-funds.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Directors. The Board, or the Fund's Investors, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

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Management Fee

In consideration of the advisory services provided to the Fund by the Adviser, the Fund will pay the Adviser a fee (the "Management Fee"), computed and payable monthly, at the annual rate of 0.55% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

The Management Fee will be paid to the Adviser out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Management Fee is in addition to the asset-based fees, incentive fees or allocations and other expenses charged by the Investment Funds and indirectly borne by Investors.

Distribution and Servicing Fee	Under the terms of a placement agent agreement (the "Placement Agent Agreement") with Foreside Fund Services, LLC (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (collectively, "Sub-Placement Agents") for distribution services and to provide related sales support services and shareholder account service and maintenance to Investors holding Class A Units and Class F1 Units. The Fund will pay the Placement Agent a monthly fee out of the net assets of Class A Units and Class F1 Units at the annual rate of 0.75 and 0.70% of the net asset value of Class A Units and Class F1 Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units or Class F1 Units) (the "Distribution and Servicing Fee"). The Placement Agent will pay the Distribution and Servicing Fee to Sub-Placement Agents, who may use such fee to compensate the financial advisors involved in the placement of Units. Amounts not paid to Sub-Placement Agents will be available to pay certain sales and marketing expenses. Payment of the Distribution and Servicing Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units and Class F1 Units in compliance with Rule 12b-1 under the 1940 Act. See "Fees and Expenses."

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units or Class F1 Units are subject to the Distribution and Servicing Fee as long as they hold their Class A Units or Class F1 Units, respectively. Each compensated Sub-Placement Agent will be paid by the Placement Agent based on the net asset value of outstanding Class A Units and Class F1 Units held by Investors that receive services from such Sub-Placement Agent.

Class I Units and Class F2 Units will not be subject to the Distribution and Servicing Fee. Class A Units and Class F1 Units may be converted

13

to Class I Units and Class F2 Units, respectively, if an Investor no longer receives services from a Sub-Placement Agent or a servicing agent which has entered into an agreement with the Placement Agent.

Morgan Stanley will be the primary Sub-Placement Agent for the Fund, and will receive the Distribution and Servicing Fee for those services. In addition, Morgan Stanley will act as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing services to its clients that it places directly into the Investment Funds.

Sales Load; Placement of Units

Certain Sub-Placement Agents, including Morgan Stanley, may charge Class A and Class F1 Investors a one-time placement fee or sales load up of to a maximum of 3.0% of the amount they invest in the Fund. The sales load will be in addition to an Investor's investment in the Fund, and not deducted therefrom. No sales load is charged on purchases of Class I Units or Class F2 Units.

In addition to the placement of Units through the Placement Agent or a Sub-Placement Agent, the Fund itself also may accept offers to purchase Units that it receives directly from certain Investors, including, but not limited to, employees or directors of the Adviser and its affiliates, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The Fund is not obligated to sell to a broker or dealer any Units, including those that have not been placed with Eligible Investors.

The Adviser (or one of its affiliates) generally compensates, out of its own resources, and not the assets of the Fund, certain Sub-Placement Agents in connection with the sale of Class F1 Units and Class F2 Units, and also may pay such Sub-Placement Agents or other servicing agents in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists.

Other Fees and Expenses

The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund will bear certain ongoing offering costs associated with the Fund's continuous offering of Units. The Fund, by investing in the Investment Funds, will bear its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest charge asset-based fees of 0% to 3% of net assets, and incentive fees or allocations of approximately 20% of net profits. Certain Investment Fund Managers also may pass through certain operating expenses and costs to their Investment Funds, which may be significant. See "Summary of Fund Expenses."

In addition, the Fund shall bear its organizational expenses, and

14

expenses relating to the offering and sale of Units; provided, however, that to the extent such organizational and offering expenses exceed $1 million, the excess amount over $1 million shall be borne by the Adviser.

The Administrator	UMB Fund Services, Inc. will act as the administrator to the Fund (the "Administrator") and perform certain administration and accounting services for the Fund. In consideration of these services, the Fund will pay the Administrator a fee at the annual rate of up to [0.10% of the Fund's average net assets, subject to a minimum annual fee of $40,000], in addition to certain other fixed or transactional fees, and will reimburse certain of the Administrator's expenses. See "Fees and Expenses."

Conflicts of Interest

The Adviser, the Investment Fund Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. Investment decisions for the Fund are made independently of such other accounts. If, however, the Fund desires to invest in, redeem or withdraw from or sell the same Investment Fund as another account of the Adviser, the opportunity will be allocated equitably in accordance with the Adviser's allocation policies and procedures.

Certain Investment Fund Managers also may face conflicts of interests stemming from their affiliation with Investment Fund sponsors and other asset management or brokerage firms.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund. The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio will be engaged in certain activities for other accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the other accounts. The Adviser's investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Valuation

The Board has approved procedures pursuant to which the Fund will value its investments. The Board has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Fund's assets will be valued at their fair market value as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent.

The Investment Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and will be valued by the respective Investment Fund Managers. Although procedures approved by the Board provide that the valuations determined by the Investment Fund Managers will be reviewed by the

15

Adviser, neither the Adviser nor the Board is able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end). Accordingly, the Fund generally relies on such valuations, even in instances where an Investment Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Investment Fund Manager's compensation. Furthermore, the Investment Funds typically provide the Adviser with only estimated net asset values or other valuation information, and such data is subject to revision through the end of each Investment Fund's annual audit.

Summary of Taxation; Fiscal and Tax Year End

The Fund intends to elect to be treated and to operate in a manner so as to qualify continuously as a RIC under Subchapter M of the Code. Assuming that the Fund so qualifies, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to Investors. Additionally, the Fund intends to distribute sufficient income and gains each year so as not to be subject to a U.S. federal excise tax on certain undistributed amounts.

To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities or foreign currencies; (ii) distribute to its Investors on an annual basis at least 90% of its investment company taxable income for each taxable year; and (iii) at the end of each quarter of the Fund's taxable year, ensure that (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities so long as such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund, and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships." With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to "look through" to the income, assets and investments of the Fund and certain Investment Funds. See "Types of Investments and Related Risk Factors—Other Risks—Tax Risks."

If the Fund fails to qualify as a RIC, the Fund would become subject to corporate-level U.S. federal income tax on a net basis and distributions to Investors would be treated as dividend income to the extent of the Fund's earnings and profits. The specific character of the underlying income realization (e.g., capital gains) would no longer pass-through to

16

the Investors as if the Fund were a conduit. See "Certain U.S. Federal Income Tax Considerations—Failure to Qualify as a Regulated Investment Company" and "Types of Investments and Related Risk Factors—Other Risks—Tax Risks" below.

The Fund's fiscal year for financial reporting purposes is the twelve-month period ending March 31. The Fund's taxable year is the 12-month period ending September 30 (or such other taxable year as may be required under the Code).

ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), retirement arrangements subject to Section 4975 of the Code and other tax-exempt entities, including privately sponsored defined benefit and contribution plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Units. Fiduciaries of such plans or arrangements should consider, among other things, that the Fund's Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. Moreover, fiduciaries of such plans or arrangements that are participant-directed should consider that the Fund will sell Units only to Eligible Investors, and confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Investor subject to ERISA, solely as a result that Investor's investment in the Fund.

Reports to Investors	The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns. The Fund also will prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Investors are sent reports on at least a quarterly basis regarding the Fund's operations.

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Risk Factors

An investment in the Fund involves a high degree of risk. These risks include:

General Risks

•    Loss of capital, up to the entire amount of an Investor's investment.

•    Investing in a Fund that has no, or a limited, operating history.

•    The Adviser and Investment Fund Managers may face conflicts of interest.

Liquidity Risks

•     The Fund's Units represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transferability.

•     The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability.

•     Investment Fund Managers may invest without limitation in restricted and illiquid securities. Investment Fund Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

•     Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund. Investments in certain Investment Funds may be subject to lock-up periods, during which the Fund will not be permitted to withdraw its investment, or limits on the aggregate amount that the Fund may withdraw on any single withdrawal date (known as "gates"). In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time. During such times, the Fund may not be able to liquidate, withdraw or redeem its holdings in such Investment Funds to meet repurchase requests.

•     The Fund may receive from an Investment Fund an in-kind distribution of securities. In addition, the Adviser, from time to time, may elect to have the Fund receive a distribution in-kind instead of cash from an Investment Fund and to hold such securities until the Adviser deems that a sale would be in the interests of the Fund. Where the Adviser chooses to retain the securities received in-kind, the securities would remain subject to market risk until sold. Alternatively, the Adviser may determine to sell these securities, which may be illiquid. The Adviser may attempt to sell illiquid securities in the secondary market; however, the Adviser

18

may not be successful in its attempts to do so or may sell at a disadvantageous price.

Investment Program Risks

•     The Fund's performance depends upon the performance of the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Adviser's ability to select Investment Fund Managers and strategies and effectively allocate Fund assets among them. The Fund is organized to provide Investors with an investment program across Investment Funds representing primarily a broad spectrum of equity-oriented investment strategies, and not an indirect way for Investors to gain access to any particular Investment Fund.

•     The Fund expects to invest principally among a concentrated, select group of Investment Fund Managers and the Investment Funds they operate that are represented on the Morgan Stanley Platform. As a result, the Fund may be less diversified, more volatile and more subject to concentration risk, than other similar funds.

•     The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. No assurance can be given that the Adviser will be able to identify and complete attractive investments, or that it will be able to invest fully its subscriptions.

•     The Fund may invest in Investment Funds that pursue multiple investment strategies, which may present different risks than investing in a portfolio of Investment Funds in which each Investment Fund pursues a single strategy.

•     Investment Fund Managers may change their investment strategies (i.e., experience style drift) at any time.

•     Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow money to fund new investments pending receipt of redemption proceeds from existing Investment Funds, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity, which may increase the Fund's volatility.

•     The Fund is a non-diversified management investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•     The Fund intends to elect to be treated, and to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the

19

Code but will be subject to corporate-level income tax if it fails to so qualify. The Investment Funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

•     Individual Investment Fund Managers may invest in highly speculative strategies, many of which will be equity-oriented, which involve significant risk of loss, including those in which the Investment Fund Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors.

•      The Investment Fund Managers and Investment Funds may engage in short selling for hedging or non-hedging purposes. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.

•     Investment Fund Managers may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

•     The Investment Fund Managers may use leverage, which is likely to cause net assets to appreciate or depreciate at a greater rate than if leverage were not used.

•     Investment Fund Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

•     The Investment Fund Managers may seek to profit from the occurrence of specific corporate events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment.

•     Investment Fund Managers may seek to predict the direction of complex markets, including international securities, foreign currencies and commodities and may use highly volatile futures contracts and other derivative instruments that may magnify the potential volatility of the Units.

•     Investment Fund Managers may use computer-driven, mathematical models and trading systems that may not be predictive of future price movements and events.

•     Investment Fund Managers generally charge asset-based fees and

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incentive fees, which may create incentives for Investment Fund Managers to make investments that are riskier or more speculative than in the absence of these fees; because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

•     Certain Investment Fund Managers may pass through certain operating expenses and costs to their Investment Funds, which may be significant and, indirectly, will be borne by Investors.

•     The Fund and Investment Funds are subject to risks associated with legal and regulatory changes applicable to hedge funds.

•     The Fund may invest a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

•     The Fund's investments in Investment Funds, and many of the investments held by the Investment Funds, are priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board of Directors is able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).

•     The Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Fund's investment in an Investment Fund.

•     Investment Funds located outside of the U.S. may be subject to withholding taxes, which may reduce the return of the Fund and its Investors.

•     The Fund is registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

•     Investment Fund Managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Investment Funds denominated in non-U.S. currencies, thereby exposing the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund's net asset value. The Adviser does not intend to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be

21

adversely affected by such currency fluctuations.

•    An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•     An Investment Fund's assets may be invested in a limited number of securities that may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

•     Certain Investment Funds may invest in low grade or unrated debt securities (i.e., "high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing.

General Risks

•     The Investment Funds may be newly organized with no, or only limited, operating histories upon which to evaluate their performance.

•     Fund Investors have no right to receive information about the Investment Funds or Investment Fund Managers, and have no recourse against Investment Funds or their Investment Fund Managers.

•     The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Units. In most cases, the Adviser has little or no means of independently verifying this information.

•     While the Adviser will monitor the performance of Investment Funds, as well as other pertinent developments regarding the Investment Funds, the availability of certain information may be limited due to the lack of transparency associated with certain Investment Fund Managers, Investment Funds or strategies.

•     Investment Fund Managers make investment decisions independent of the Adviser and each other, which may be conflicting. At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain

22

transaction costs without accomplishing any net investment result.

•      Investment Fund Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and that may involve risks under some market conditions that are not anticipated by the Adviser.

•      Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, despite the fact that the Fund itself is registered under the 1940 Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

•     Investors bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive fees or allocations and other expenses at the Investment Fund level. Certain Sub-Placement Agents, including Morgan Stanley, may charge a one-time placement fee or sales load.

•     Investment Fund Managers may receive an incentive fee or allocation from an Investment Fund, and thus indirectly from Investors, for positive performance of the Investment Fund, even if the Fund's overall returns are negative.

No assurance can be given that the Fund's investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See "Types of Investments and Related Risk Factors."

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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2019, and assumes that the Fund will raise $[100] million in net assets during such fiscal year.

Investor Transaction Expenses	Class A	Class I	Class F1	Class F2
Maximum Sales Load(1) (as a percentage of purchase amount)	None	None	None	None
Maximum Early Redemption Fee (as a percentage of repurchased amount)(2)	3.00%	3.00%	3.00%	3.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	0.55%	0.55%	0.55%	0.55%
Distribution and Servicing (12b-1) Fee(4)	0.75%	None	0.70%	None
Other Expenses(5)	[___]%	[___]%	[___]%	[___]%
Acquired Fund Fees and Expenses(6)	[___]%	[___]%	[___]%	[___]%

Total Annual Expenses	[___]%	[___]%	[___]%	[___]%

(1)	Generally, the stated minimum initial investment in the Fund is $50,000 ($10,000 with respect to additional purchases of Units by an existing Investor), which minimum may be reduced in the sole discretion of the Adviser (but not below $25,000). The Fund does not charge a placement fee or sales load to Investors. Certain Sub-Placement Agents may charge Class A and Class F1 Investors a one-time placement fee or sales load of up to a maximum of 3.00% of the amount they invest in the Fund. Any such fee or sales load will not constitute part of an Investor's investment in the Fund, and will be paid directly by the Investor to the Sub-Placement Agent. Purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may purchase Class I or Class F2 Units. No sales load will be charged by Sub-Placement Agents on purchases of Class I Units or Class F2 Units. Investors should consult their financial advisors.

(2)	A 3% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor's Units at any time prior to the day immediately preceding the one-year anniversary of an Investor's purchase of the Units (on a "first in-first out" basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See "Repurchases of Units and Transfers."

(3)	The Fund will pay the Management Fee monthly to the Adviser at the annual rate of 0.55% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees and expenses of the Fund.

(4)	The Fund will pay the Distribution and Servicing Fee monthly to the Placement Agent out of the net assets of the Class A and Class F1 Units at the annual rate of 0.75% and 0.70% of the net assets of the Fund attributable to Class A Units and Class F1 Units, respectively. The Placement Agent may pay all or a portion of the Distribution and Servicing Fee to the selling agents that sell Units of the Fund. Payment of the Distribution and Servicing Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units and Class F1 Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units and Class F2 Units are not subject to a

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Distribution and Servicing Fee. See "Fees and Expenses."

(5)	"Other Expenses" reflect an estimate of all expected ordinary operating expenses for the fiscal year ending March 31, 2019. "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses").

(6)	The amount shown as "Acquired Fund Fees and Expenses" reflects estimated operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) in which the Fund intends to invest. The Investment Funds in which the Fund intends to invest charge management fees of 0% to 3% of their net assets. In addition, some or all of the Investment Funds in which the Fund intends to invest typically charge incentive fees or allocations based on the Investment Funds' performance, which generally are expected to approximate 20% of net profits. Certain Investment Fund Managers also may pass through certain operating expenses and costs to their Investment Funds, which may be significant. The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds in which the Fund intends to invest, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The Adviser estimates that approximately [___]% (as a percentage of the net assets attributable to Class F1, Class F2, Class A and Class I Units) of the [___]% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Adviser estimates that the balance of approximately [___]% is attributable to performance-based fees and allocations, as well as other investment-related expenses, of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

The purpose of the table above and the examples below is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. If the Fund were to raise less than $[100] million during the fiscal year ending March 31, 2019, the Fund's estimated expenses as a percentage of net assets attributable to Units would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund, see "Fees and Expenses."

Class A Example:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[___]	$[___]	$[___]	$[___]

Class F1 Example:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[___]	$[___]	$[___]	$[___]

Class I and Class F2 Example:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[___]	$[___]	$[___]	$[___]

The examples are based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" also may be greater or less than that shown). Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive fees.

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THE FUND

The Fund is a newly-formed Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a Delaware limited liability company on June 4, 2018. The Fund's principal office is located at 805 Third Avenue, New York, New York 10022, and its telephone number is (212) 317-9200.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the investment program of the Fund. See "Management of the Fund."

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private investment funds (such as hedge funds) are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. Securities offered by private investment funds typically are sold in large minimum denominations (generally between $1 million and $10 million) to a limited number of high net worth and institutional Investors. The managers of such funds generally are compensated through asset-based fees and incentive-based fees or allocations. Registered closed-end investment companies typically are managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, typically are compensated through asset-based fees.

Investors purchase Units in the Fund. Units may be purchased as of the first business day of each month based upon the Fund's then current net asset value.

Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional Investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit sophisticated Investors to participate in an investment program that invests in hedge fund strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

The Fund's investment objective is to seek attractive, long-term, risk-adjusted returns. The Fund will seek to achieve its investment objective principally by allocating the Fund's assets among a concentrated, select group of Investment Fund Managers and the Investment Funds they operate that are represented on the Morgan Stanley Platform. The Fund generally will invest in institutional offerings (i.e., the Fund will invest directly in the Investment Funds). If the Fund is unable to invest in an institutional offering, the Fund may invest, at no incremental management fee payable by the Fund, in Feeder Funds. Certain of the Investment Funds may be advised by Morgan Stanley or an affiliate thereof, and Morgan Stanley will act as placement agent for the Investment Funds.

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The Adviser believes that the Fund's investment program offers a differentiated approach to hedge fund opportunities for high net worth and institutional Investors. By investing in the Fund, Investors will have access primarily to Investment Funds represented on the Morgan Stanley Platform that might otherwise not be available to such Investors due to investor qualification restrictions, limited, restricted or no availability, resource and operational requirements, high investment minimums and other access restrictions, as well as the significant capital required to create a reasonably diversified investment portfolio of Investment Funds. Through the Fund, Investors will have access primarily to equity-oriented Investment Fund Managers that generally are not available to the investing public, may be closed or limited to new investment or otherwise may restrict the number and type of persons whose money they manage. Investing in the Fund also permits Investors to invest in Investment Funds without being subject to the high minimum investment requirements—generally between $1 million and $10 million—and other access restrictions imposed on investors in such Investment Funds. The Fund also should benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager. Additionally, the Fund has been structured with the intent of seeking to alleviate or reduce certain of the burdens typically associated with investing in hedge funds (and other private investment funds), such as difficulty in accessing and diligencing investments, accessing funds that are otherwise limited, restricted or closed to new investments, allocation and manager selection, diversification of investments, meeting minimum investor qualifications and large minimum investment amounts. In addition, Investors will avoid receiving tax reporting on potentially late IRS Schedule K-1s and, for tax-exempt Investors, realization of UBTI.

Investment Philosophy

Registered investment companies, such as mutual funds and the Fund, generally are subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Fund, and generally are subject to few investment limitations, including investment limitations under the 1940 Act or the Code. The Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds. The Fund, however, is regulated under the 1940 Act, and Investors are entitled to the protections of the 1940 Act.

The Adviser believes that the Fund's investment program will provide Investors with opportunities to participate in alternative investment strategies that may earn attractive, long-term, risk-adjusted returns. In addition, by investing in Investment Funds represented on the Morgan Stanley Platform, the Fund seeks to benefit from the investment expertise, quality of risk management systems, operational programs, personnel, accounting practices and compliance programs that may be associated with an experienced hedge fund vetting process undertaken by a private wealth management firm with a strong reputation and significant resources. The Adviser believes that the Fund will benefit from the Adviser's ability to focus more closely on the investment opportunities and strengths offered, and the risks presented, by each hedge fund represented on the Morgan Stanley Platform.

Investment Strategies

The principal elements of the Adviser's investment strategy include: (i) seeking attractive investment opportunities primarily from among the equity-oriented Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund's assets primarily to Investment Funds across various equity-oriented strategies; and (iii) seeking to manage risk through ongoing monitoring of the Fund's portfolio.

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•	Access. The Fund seeks to provide Investors with access primarily to Investment Funds represented on the Morgan Stanley Platform that generally are closed, restricted or otherwise unavailable to the investing public.

•	Asset Allocation. The Adviser seeks diversification of the Fund's investments primarily through exposure to different equity-oriented Investment Funds and investment strategies. The Adviser will seek to identify attractive Investment Fund Managers whose funds are available to high net worth Morgan Stanley clients, and will conduct due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

•	Risk Management. The nature of hedge fund investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced hedge fund vetting process. The Adviser will monitor the performance of Investment Funds, and periodically may reallocate the Fund's investments among Investment Funds. The availability of certain information may be limited due to the lack of transparency associated with certain Investment Fund Managers, Investment Funds or strategies.

In pursuing its investment objective, the Fund may allocate its assets across Investment Funds representing primarily a broad spectrum of equity-oriented investment strategies, many of which seek to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns with lower correlation to the broad equity and fixed-income markets). Although it is anticipated that the investment strategies described below will represent the primary strategies of the Investment Fund Managers, the Fund may not invest in all or certain of the following strategies, and the Investment Funds may pursue a wide range of other investment strategies, including activities not described herein, to the extent that the Investment Fund Manager deems appropriate. Investment Fund Managers also may blend elements of one or more of these strategies to implement their investment approach. Additionally, the Fund's allocation to these strategies is not fixed and will not be equally weighted. There will be no limitation on the amount of leverage that may be employed by Investment Fund Managers.

The Fund generally expects that it will seek to redeem in full from an Investment Fund that is removed from the Morgan Stanley Platform; however, the Fund will be subject to the terms of the Investment Fund governing withdrawals and redemptions, and there can be no assurance that the Fund will be able to redeem in a timely manner.

The following descriptions are summaries only and do not purport to be complete. Investments made according to the strategies identified below present significant risks. See "Risk Factors."

Equity Hedged. Equity hedge, also known as equity long/short, strategies involve taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities. Investment Fund Managers typically use fundamental analysis to invest in publicly-traded equities and seek to generate alpha through superior security selection. Through fundamental analysis, Investment Fund Managers evaluate factors that may affect a security's value, such as macroeconomic trends, industry-specific metrics and other qualitative and quantitative factors. This strategy need not create a portfolio that emphasizes purchases of either long or short securities—rather, Investment Fund Managers will manage market exposure by shifting the allocation between long and short investments over time depending on stock selection opportunities and the Investment Fund Manager's analysis of and outlook for the equity markets. In practice, Investment Fund Managers that employ equity hedge strategies frequently emphasize long positions. From time to time, Investment Fund Managers also may use derivative instruments to counter-balance perceived market risks to an equity

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portfolio. Investment Fund Managers that invest pursuant to equity hedge strategies often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of generating long-term capital appreciation through individual stock selection.

Relative Value. Relative value strategies include a range of different investment strategies that involve the simultaneous purchase and sale of related securities or instruments to exploit pricing differentials and other opportunities in various asset classes, geographies and time horizons. Generally, relative value Investment Fund Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation that the prices of the two instruments not only are historically related, but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

Equity Market Neutral/Statistical Arbitrage. Equity market neutral strategies seek to generate profits through the successful selection of equity securities while neutralizing the effects of market-wide or, in some cases, industry- or sector-wide price movements by simultaneously taking long and short positions in "matched" equities in approximately equal volumes. Statistical arbitrage is a relative value, "systematic" (i.e., largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

Fixed-Income Arbitrage. Investment Fund Managers employing this strategy seek to profit from price anomalies and inefficiencies between related fixed-income securities, while neutralizing exposure to interest rate and currency risk. Investment Fund Managers may focus on complex securities to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics. Losses, however, may be incurred from spread positioning due to price differentials. Investment Fund Managers following a fixed-income arbitrage strategy typically utilize significant amounts of leverage, take both long and short positions and employ certain derivative strategies. Fixed-income arbitrage can include, among others, trading in U.S. and non-U.S. government securities and capital markets, corporate securities, investment company securities, mortgage-backed securities, asset-backed securities, futures and options, interest rate caps, interest rate swaps and various other financial instruments and investments.

Convertible Arbitrage. Convertible arbitrage strategies involve investing in the convertible securities of companies that Investment Fund Managers perceive to be mispriced from a fundamental or volatility perspective. The strategy involves the simultaneous purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible security can be exchanged, to isolate the aspect of the security that the Investment Fund Manager believes is mispriced, exploit the price differential and seek to eliminate the effect of directional moves in the price of the underlying security. Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-like instruments traded in this strategy. Convertible bonds are vulnerable to market risk, and the issuers of the bonds selected for investment are vulnerable to bankruptcy and credit risk. Investment Fund Managers may seek to hedge certain risks or, alternatively, take on additional credit risk and interest rate risk.

Relative Value Credit. Investment Fund Managers employing this strategy seek to generate profits through the successful selection of credit securities within an issuer's capital structure with relative pricing discrepancies, or between related instruments referencing an issuer or issuers where historical relationships are mispriced and there is a catalyst for those to converge or diverge. This strategy also includes Investment Fund Managers that trade credit on a fundamental basis using alpha-generating long

29

and short positions, while seeking to reduce the effects of market-wide or, in some cases, industry- or sector-wide price movements.

Mortgage- and Asset-Backed Securities. Investment Fund Managers may extract relative value by investing in mortgage-backed securities, typically non-agency residential and commercial mortgage-backed securities, and in a pool of other asset-backed securities, such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets. The investment characteristics of mortgage-backed securities and asset-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time because the underlying mortgage loans or other assets themselves generally may be prepaid at any time.

Event-Driven. Event-driven strategies involve investments in companies engaged in business combinations, corporate reorganizations or structural transformations. Investment Fund Managers that employ these strategies seek to capture the spread between current market prices and the value of financial instruments upon the successful completion of company- or transaction-specific events that alter a company's financial structure or operating strategy, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations. Events that have a perceived high probability of not being consummated tend to trade with a much wider spread than straightforward synergistic events. Legal, tax and regulatory issues also can add to the risk that a transaction will not be consummated. Investment Fund Managers generally will attempt to control risk by limiting position size, diversifying their positions and conducting thorough due diligence, and hedging techniques frequently are employed to protect the portfolio from deals that fail to materialize. Investment Fund Managers also may take an "activist" approach to such strategies, either hostile or friendly in nature, and seek to create a catalyst for or influence the outcome of an event. Activist strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Fund Manager.

Merger Arbitrage/Special Situations. Investment Fund Managers that employ these strategies seek to capitalize on perceived pricing discrepancies in the securities of companies that are involved in certain corporate or market events or transactions, such as mergers, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations and liquidations. While Investment Fund Managers may employ a variety of merger arbitrage/special situation strategies depending upon the nature of the transaction, the most common strategy involves purchasing shares of an acquisition target at a discount to its expected value upon completion of the transaction. Investment Fund Managers may employ a variety of investment techniques to maximize profits and/or hedge against potential losses and issuer-related risk, including short selling, options trading, trading in securities convertible into or exchangeable for securities involved in the reorganization and investing in financial futures or other futures markets.

Distressed Securities. This strategy primarily involves investing in the securities of companies that are experiencing financial distress, including companies subject to or threatened with bankruptcy, workouts, financial restructuring or reorganization, balance sheet re-capitalization or insolvency proceedings, or are trading at stressed or distressed prices in anticipation of such an event. Investment Fund Managers that employ these strategies may invest in a variety of asset classes, such as bonds, preferred and common stock, public and private debt securities, bank loans, trade claims, private placements and warrants. Additionally, Investment Fund Managers may invest in distressed or stressed tranches of securities backed by credit sensitive collateral, such as credit cards receivables, manufactured housing or auto loans. This strategy also may include investing in high-yield securities, including "junk bonds." Opportunities in this strategy are closely linked to the level of defaults and credit spreads and,

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therefore, the business cycle in general. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities, such as "junk bonds."

Event-Driven Equity. Event-Driven Equity strategies focus on catalyst-driven investment opportunities that may arise from a variety of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events. Investment Fund Managers that employ these strategies generally target companies undergoing a significant corporate transition or reorganization, and focus on the equity portion of the company's capital structure.

Event-Driven Corporate Credit. Investment Fund Managers that employ Event-Driven Corporate Credit strategies generally invest in securities that experience a change in valuation due to corporate transactions, major shifts in corporate strategy and other atypical corporate events. Event-Driven Corporate Credit strategies involve investing in an array of credit-oriented instruments including, but not limited to, investment-grade corporate bonds, high-yield debt, bank debt and credit default swaps. Investment Fund Managers that trade credit can be long or short depending on their fundamental analysis. All credit instruments are susceptible to default, interest rate and liquidity risks.

Trading. Trading strategies generally are more top-down in nature and are often driven by views derived from monetary policy, fiscal dynamics and macroeconomic research. These strategies typically utilize financial instruments, such as foreign exchange, equities, interest rates, sovereign debt, currencies and commodities to express an Investment Fund Manager's view. Successfully implementing these strategies generally requires well-developed risk management procedures, as Investment Fund Managers often employ significant leverage and derivative strategies. In executing different approaches and attempting to identify opportunities that may exist within the markets, Investment Fund Managers may use either fundamental or quantitative models or a combination of both. Investment Fund Managers may trade in diversified markets or focus on one market sector.

Global Macro. This strategy has a broad mandate and involves trading in all asset classes around the world, including, but not limited to, fixed-income, equity, foreign exchange, commodities and emerging markets. Investment Fund Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered. Investment Fund Managers generally will establish opportunistic long or short market positions in an attempt to profit from anticipated market moves.

Discretionary Trading. This strategy involves constructing long and short market positions around fundamental macro-economic or technical views. Investment Fund Managers that employ this strategy seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. While similar to a global macro strategy, the primary distinction is that discretionary strategies tend to be more focused on one or two subsets of global capital markets.

Systematic Trading. Investment Fund Managers that employ this strategy generally trade listed financial and commodity futures and interbank currency markets around the world. Systematic Investment Fund Managers tend to utilize sophisticated, computer-driven, mathematical models and trading systems to analyze price and market data to identify trading opportunities and trends across a

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broad range of financial and commodity markets. These trading models and systems may be focused on technical or fundamental factors, or a combination of factors.

Emerging Markets Trading. This strategy involves investing in securities and instruments located in emerging industrialized or less developed global financial markets. Investment Fund Managers must possess a strong understanding of the macro-economic environment to be successful over the long-term. Financial instruments in emerging markets tend to be correlated to each other, as the liquidity and market capitalization of these markets is very limited. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. While Investment Fund Managers may seek to control downside risk in adverse market environments by short selling, certain emerging market governments manipulate markets to squeeze out short sellers, and periodically impose structural impediments to short selling. As a consequence, most emerging market managers tend to have a long bias to equities.

Credit. Credit-based trading strategies typically focus on constructing long and short positions in credit-sensitive securities, and generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets. These types of investments generally are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes. Investment Fund Managers also may rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments. To hedge against potential imbalances in the supply and demand of debt securities or credit instruments, possible market disruptions and other macro events affecting the global market (e.g., recession), and issuer-specific risk, Investment Fund Managers may seek protection through short exposure in major credit indices and equity indices.

Diversified Structured Credit. This strategy consists of investing in a diversified mix of structured credit instruments (e.g., collateralized loan obligations, collateralized debt obligations, commercial and residential mortgage-backed securities and other asset-backed securities). Investment Fund Managers generally will attempt to minimize the volatility of returns and preserve investment capital by taking both long and short positions in various structured credit instruments; various whole loans and corporate debt; different tiers in an issuer's capital structure (rated or unrated); and derivative instruments, including credit default swaps, options, futures, corporate derivatives and other hedging instruments. Investment Fund Managers generally utilize a fundamental, bottom-up, research-driven analytic process to extract absolute returns from credit sensitive investments, and will seek to hedge interest rates and focus on extracting value from mispriced credit risk.

Credit-Sensitive Mortgage-Backed Securities. Investment Fund Managers that employ credit-sensitive mortgage-backed securities strategies target investments in securities collateralized by commercial and residential mortgages. Investment Fund Managers seek to generate superior risk-adjusted returns by selectively sourcing assets that are expected to benefit from current trends and have certain risk-mitigation qualities. Portfolios of credit-sensitive mortgage-backed securities generally are actively traded and dynamically hedged, and seek to capture option-adjusted spreads while staying relatively duration-neutral. Investment Fund Managers generally utilize a loan-level collateral analysis, meaning that the Investment Fund Manager will assess the merits of investing in a particular instrument by analyzing the underlying mortgages and the properties that collateralize them. Investment Fund Managers' approach to these strategies may be based on their forecast of multiple home price and default and prepayment behavior paths.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective. The Adviser may invest the

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Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may withdraw or redeem from an Investment Fund (subject to withdrawal or redemption limitations imposed by the Investment Fund) or sell the Fund's portfolio holdings at any time.

Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Fund's capital in what it believes to be attractive investment opportunities. Investment Funds are sourced through the Morgan Stanley Platform, and then individually evaluated by the Adviser's investment professionals using its selection process. See "—Due Diligence." As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser's private investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to diligence promising investment opportunities represented on the Morgan Stanley Platform. The Adviser's diligence process focuses on risk management, investment and operational diligence. The Adviser will select investment strategies and Investment Funds on the basis of availability and various qualitative and quantitative criteria, including: the Adviser's analysis of historical performance of Investment Fund Managers; performance of prior funds versus peers; the Investment Fund Managers' reputation, experience, expertise, opportunity set, key personnel, anticipated returns, economic conditions, assets under management, risk management, liquidity, investment philosophy and other factors. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment also are considered. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser and its personnel will use a range of sources to identify, evaluate, select and monitor investments for the Fund. The Adviser's investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Morgan Stanley. The Adviser's investment committee is responsible for portfolio allocation and for final investment decisions.

The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting. Due diligence focuses on both investment and operational due diligence.

During its diligence process, the Adviser reviews the Investment Funds' offering documents, due diligence materials, and other available information regarding the Investment Fund and Investment Fund Manager, and may conduct interviews with senior personnel of Investment Fund Managers. The Adviser seeks to communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, hedge funds, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback.

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The conclusions of due diligence reviews are documented. The Adviser's investment committee may decline a proposed investment, request additional information, or approve subject to tax and legal due diligence.

Portfolio Construction

The Adviser intends to use certain techniques to reduce the risk associated with the Fund's investments. These techniques may include, without limitation, diversifying the Fund's portfolio by area of investment (e.g., geographies, sectors and industries), investment strategy and Investment Fund Manager.

The Adviser seeks to allocate Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser's assessment of the potential risks of various investment strategies that the Investment Funds utilize as well as expected returns of such strategies. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. The currency denomination of an Investment Fund may be another factor for consideration. The Adviser seeks to invest the Fund's assets in Investment Funds whose expected risk-adjusted returns are deemed attractive by the Adviser.

The Fund is a "non-diversified" management investment company under the 1940 Act. The Adviser believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies to diminish the impact on the Fund of any one Investment Fund's losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

Generally, the Adviser seeks to limit the Fund's investment in any one Investment Fund and any one Investment Fund Manager to no more than 20% and 40% of the Fund's net asset value, respectively (measured at the time of investment). In addition, the Fund's investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund's economic interests and less than 5% of the Investment Fund's voting securities (measured at the time of investment). Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. The Fund may depart from these restrictions at any time during periods of adverse market, economic or political conditions, periods of large cash inflows or, in the event of the Fund's liquidation, the wind-up of the Fund.

There can be no assurance that the Fund's investment program will be successful, or that the Fund's portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under "Types of Investments and Related Risk Factors."

THE OFFERING

Description of Units

The Fund is a limited liability company organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Units, which, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each dollar of net asset value of a Unit has one vote at all meetings of Investors. Each Investor will have the right to cast a number of votes based on the net asset value of such Investor's Units at any meeting of Investors called by the Board or

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Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. On each matter submitted to a vote of Investors, unless the Board of Directors determines otherwise, all Units of all classes shall vote as a single class, except if a separate vote of any class is required by the 1940 Act or other applicable law or attributes applicable to a particular class, or if a matter affects only the interests of a particular class. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

Except as otherwise disclosed above, all Units are equal as to dividends, assets and voting privileges and have no preemptive or other subscription rights or exchange privileges. Under certain circumstances, Units may be converted from one class of Units to another class of Units. The net asset value of the Units of the class received upon any such conversion will equal the net asset value of the converted Units on the date of the conversion. Investors are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board in its sole discretion deems advisable. Units are not available in certificated form.

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units. Any change in the Fund's fundamental policies (meaning those denominated as such) may be authorized only by the vote of (a) 67% or more of the voting securities present at an Investors' meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of each class of Units of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund, proportionately in accordance with the net asset value of the Investor's Units of the Fund.

Purchase Procedures

Units will be offered only to Eligible Investors. This means that, to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. An "accredited investor" includes, among other Investors: (i) a natural person who has a net worth (or a joint net worth with that person's spouse) of more than $1 million; and (ii) certain legal entities with total assets exceeding $5 million. In calculating "net worth," a prospective Investor must: (i) exclude the fair market value of its primary residence; (ii) count as a liability any indebtedness secured by its primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by its primary residence in the 60 days prior to subscribing for Units, unless such indebtedness was incurred as a result of the acquisition of the Investor's primary residence. The criteria for qualifying as an "accredited investor" are set forth in the Investor Application. Certain Sub-Placement Agents may impose stricter Investor eligibility requirements. For example, certain Sub-Placement Agents may determine to sell Units to natural persons that qualify as "accredited investors" under only Rule 501(a)(5) of Regulation D (the net worth test), rather than under both Rule 501(a)(5) and Rule 501(a)(6) (the income test). Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.

Class A Units and Class F1 Units may be purchased by any Eligible Investor. Class I Units and Class F2 Units may be purchased by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (i.e., wrap

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accounts), or (ii) purchase Units directly from the Fund. Class F1 Units and Class F2 Units only may be purchased until such time as Investor subscriptions reach $100 million; thereafter, only existing Class F1 and Class F2 Investors will be permitted to purchase additional Class F1 Units and Class F2 Units, respectively.

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete an Investor Application and certify that the Units being purchased are being acquired by an Eligible Investor. If available funds and the application are not received and accepted by the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund will not be obligated to sell to brokers or dealers any Units, including Units that have not been placed with Eligible Investors. The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts' being invested in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The purchase amount will be released from the escrow account once the Investor's order is accepted. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in the escrow account by the Fund's escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Certain Sub-Placement Agents, including Morgan Stanley, may charge Class A and Class F1 Investors a one-time placement fee or sales load of up to a maximum of 3.0% of the amount they invest in the Fund. The sales load will be in addition to an Investor's investment in the Fund, and not deducted therefrom. Purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may purchase Class I Units or Class F2 Units. No sales load will be charged by Sub-Placement Agents on purchases of Class I Units or Class F2 Units.

Generally, the minimum initial investment in each of the Fund's classes of Units is $50,000, which minimum may be reduced in the Adviser's sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund's Units is $10,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Investor. As a result, Investors will need to provide the name, address, date of birth, and other identifying information about the Investors. If an Investor's identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

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REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units exists, and it is not anticipated that a market will develop. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

After completing its first four full fiscal quarters of operations, the Fund, from time to time, may provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which generally will be approximately 70 days prior to the date that the Units to be repurchased are valued by the Fund. Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until such valuation date.

In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, generally, after the Fund completes its first four full fiscal quarters of operations, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a "Tender Valuation Date"). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30 and December 31) should apply to up to 5% to 25% of the net assets of the Fund. Each repurchase offer generally will commence approximately 95 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Directors will consider the following factors, among others:

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund's assets (including fees and costs, if any, associated with withdrawing from or disposing of the Fund's interests in underlying Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the availability of information as to the value of the Fund's investments in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

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•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser.

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Investors. When the Board of Directors determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the Fund's most recently available net asset value per Unit by contacting the Adviser during the period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Board may: (i) repurchase a pro rata portion of the Units tendered; (ii) increase the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; (iii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; or (iv) take any other action permitted by applicable law and the LLC Agreement. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 3% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units. The early repurchase fee will be retained by the Fund and will be for the benefit of the Fund's remaining Investors. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Units tendered for repurchase will be treated as having been repurchased on a "first in–first out" basis. Units will be repurchased by the Fund after the Management Fee and the Distribution and Servicing Fee have been deducted from the Fund's assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee and Distribution and Servicing Fee for the quarter in which Units are to be repurchased are deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds, each repurchase offer generally will commence approximately 95 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 70 days prior to the Tender Valuation Date (such deadline for revocation being the "Expiration Date"). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of non-interest bearing promissory notes. Each tendering Investor will receive a promissory note in an amount equal to the net asset value of the Investor's Units. Any promissory notes provided to Investors in payment for tendered Units will not be transferable. The delivery of such promissory notes generally will be made promptly (within five business days) after the Tender Valuation Date. Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.

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If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board of Directors will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. The Fund may be subject to lock-up periods or "gates" by certain Investment Funds. During any such period, the Fund will not be permitted to withdraw its investment from the applicable Investment Fund. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions. During such times, the Fund may not be able to liquidate, withdraw or redeem its holdings in such Investment Funds to meet repurchase requests. As a result, the Fund may not be able to guarantee liquidity to Investors through repurchase offers. Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay, which delay could be substantial. Accordingly, the Fund may tender for fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to withdraw from or dispose of interests in Investment Funds and is not able to do so in a timely manner or at an advantageous price.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of more or less than 5% to 25% of the Fund's net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund's investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

Substantial requests for the Fund to repurchase Units could require the Fund to liquidate, or withdraw or redeem from, certain investments earlier than the Adviser would have desired in order to meet the repurchase requests. Such liquidations, redemptions or withdrawals may potentially result in losses to the Fund, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates and, accordingly, may increase the Fund's expenses as a percentage of its net assets. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor's investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund also may repurchase all of the Investor's Units in the Fund.

The Fund may, at any time, repurchase from Investors involuntarily Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder. In the event that the Adviser or any of its affiliates holds Units in the capacity of an Investor, the Units may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed

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transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.

Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate. To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Fund Managers) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund's use of leverage is likely to cause the Fund's average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor's entire investment may be lost. No assurance can be given that the Fund's investment objective will be achieved. The Fund's performance depends upon the Adviser's selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds' investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. No assurance can be given that: (i) the Investment Funds' investment programs, strategies, decisions and activities will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; or (iv) Investors will not suffer losses from an investment in the Fund. All investments made by the Investment Funds risk the loss of capital. The Investment Funds' results may vary substantially over time.

Investment Approach. The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the

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Adviser. Investment Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Investment Fund Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

In contrast to most registered investment companies, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank. It is anticipated that the Investment Funds generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as required in the case of registered investment companies. If such brokerage firm became bankrupt, the Fund could be more adversely affected than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. In addition, an Investment Fund Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by an Investment Fund Manager to the custodian's own use.

Investment decisions of the Investment Funds are made by the Investment Fund Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times due to restrictions imposed by the Investment Funds, the Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund. In addition, some Investment Funds may impose so-called "gates," limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The purpose of the provision is to prevent a run on the Investment Fund, which could impair or cripple its operations, as a large number of withdrawals from the Investment Fund would force the Investment Fund Manager to sell off a large number of positions. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser's ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Limited or No Operating History. The Fund will have limited or no performance history that Investors can use to evaluate the Fund's investment performance. In addition, certain Investment Funds may be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Fund's investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

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Concentration Risk. The Fund expects to invest principally among a concentrated, select group of Investment Fund Managers and the Investment Funds they operate that are represented on the Morgan Stanley Platform. As a result, the Fund may be less diversified, more volatile and more subject to concentration risk, than other similar funds.

Available Information. The Adviser will monitor the performance of Investment Funds, as well as other pertinent developments regarding the Investment Funds. The availability of certain information, however, may be limited due to the lack of transparency associated with certain Investment Fund Managers, Investment Funds or strategies.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investment Funds as opportunities arise, principally among the equity-oriented Investment Funds represented on the Morgan Stanley Platform. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments consistent with the Fund's investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of Fund's investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or that the Fund will be able to achieve its investment objective. The Fund is organized to provide Investors with an investment program across Investment Funds representing primarily a broad spectrum of equity-oriented investment strategies, and not an indirect way for Investors to gain access to any particular Investment Fund.

Limitations on Transferability; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the LLC Agreement, as amended or supplemented, and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or any public or other market. No market currently exists for Class F1, Class F2, Class A or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board of Directors that, after the Fund completes its first four full fiscal quarters of operations, the Fund offer to repurchase up to 5% to 25% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class F1, Class F2, Class A and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term Investors. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Distributions In-Kind. The Fund generally expects to distribute to each holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See "Repurchases of Units and Transfers." However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash

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payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive, or that the Adviser may elect to have the Fund receive, distributions in-kind from an Investment Fund. In such circumstances, the Adviser would seek to act in the interests of the Fund, which may under the circumstances include disposing of these securities, making a distribution in-kind to Investors or holding these securities. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. In the event that the Adviser determines to hold these securities, the securities will remain subject to market risk until sold. Alternatively, the Adviser may determine to sell these securities in the secondary market; however, the Adviser may not be successful in its attempts to do so or may sell at a disadvantageous price.

Leverage Utilized by the Investment Funds. The Investment Funds may use leverage in the form of loans for borrowed money (e.g., margin loans) or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Investment Funds can substantially increase the market exposure (and market risk) to which the Investment Funds' individual investment portfolios may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which an Investment Fund can leverage in particular, can affect the operating results of the Investment Fund.

An Investment Fund's use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure an Investment Fund's margin accounts declines, the Investment Fund might be subject to a "margin call," pursuant to which the Investment Fund would be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may initiate a margin call or other payment obligation and require the Investment Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing. Additionally, to obtain cash to satisfy a margin call, an Investment Fund may be required to liquidate assets at a disadvantageous time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Investment Fund's assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt.

In the U.S. futures markets, margin deposits are typically required. These deposits may range from 1% to 15% of the value of the futures contracts being purchased or sold. With respect to other derivative markets, margin deposits may be lower or may not be required at all. Such low margin deposits indicate that any trading in these markets typically is accompanied by a high degree of leverage. A relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor where low margin deposits exist.

There are no margin requirements in connection with Investment Fund purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When an Investment Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

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Borrowing. The Fund may borrow money to fund new investments pending receipt of redemption proceeds from existing Investment Funds, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell, withdraw or redeem certain investments in Investment Funds at inopportune times, which may further depress returns; however, the Fund may not be successful in its attempts to do so. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework. Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions may continue to be implemented over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

As of the date hereof, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements additional changes to U.S. policy, those changes may

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impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Certain particular areas that have been identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the FSOC and the SEC. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that are substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. An Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund also will indirectly bear a portion of the asset-based fees, incentive fees or allocations and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative. In addition, certain Investment Fund Managers may pass through certain operating expenses and costs to its Investment Funds, which may be significant. The operating expenses of an Investment Fund may include, but are not limited to: organizational and offering expenses; the cost of investments (such as broker-dealer expenses, exchange and clearing fees, interest expense and other charges for transactions); the cost of leverage and other borrowing charges; margin payments and fees; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

The fees and expenses of the Fund disclosed in the fee table in "Summary of Fund Expenses" reflect estimated expenses of the Fund for the fiscal year ending March 31, 2019, and assume that the Fund will raise $100 million in net assets during such fiscal year. The Fund's actual total raise during or expenses for this fiscal year may differ, perhaps materially, from these estimates and assumptions, which may lead to a higher total expense ratio. If the Fund were to raise less than $[100] million in net assets during the fiscal year ending March 31, 2019, the Fund's total expense ratio would be higher than that presented in the fee table.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund generally will seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund's interests. As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the 1940 Act.

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Non-Diversified Status. The Fund is a "non-diversified" management investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund's net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 20% of its net asset value (measured at the time of purchase) in any one Investment Fund.

Dilution from Subsequent Offering of Units. The Fund may accept additional purchases of Units as of the first business day of each calendar month. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors' interests in the Fund if subsequent Investment Funds underperform the prior investments.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, as they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects, and the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of issues available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Currency Risk. Investment Funds may make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments, therefore, may be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund's net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Sector Focus. Certain Investment Funds may focus their investments on a particular industry or sector, including, but not limited to, technology, life sciences and healthcare and financial services, which presents certain risks that may not exist to the same degree as in other types of investments. Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments. In addition, the investments of such Investment Funds will be disproportionately exposed to the risks associated with any such industry or sector focus. As a result, such Investment Funds, and thus the Fund, may be subject to greater investment risk and volatility than if investments had been made in issuers in a broader range of industries or sectors.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, rapidly changing market conditions, new competing products and companies, changing

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consumer preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated.

Life Sciences and Healthcare Sectors. Investment Funds may invest in companies within the life sciences and healthcare sectors. Companies within these sectors may be subject to particular investment risks, and investments in such companies may pose a higher risk of loss and higher volatility than investments in other market sectors, due to certain factors, including, but not limited to: (i) dependence on obtaining governmental approvals, which may be a lengthy and costly process; (ii) shifting regulatory frameworks; (iii) the rapid pace of development, which may result in products or services becoming obsolete or having short product cycles; (iv) the need to obtain patents or other intellectual property; (v) dependence on reimbursement from third-parties; (vi) governmental efforts to reform regulations applicable to the costs of services and products; and (vii) the dependence on one product under development, despite the fact that there can be no assurance of obtaining the requisite approvals for marketing and sale to the public. If a company is unable to address these risks successfully, the company may experience significant adverse effects, which could negatively affect the performance of the applicable Investment Fund and, in turn, the Fund.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets can negatively affect financial services companies and cause their values to decline.

Valuation of the Fund's Investments in Investment Funds. The valuation of the Fund's investments in Investment Funds ordinarily is determined based upon valuations provided by the Investment Funds on a monthly basis. The Investment Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and will be valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund's compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the "Valuation Committee") to oversee the valuation of the Fund's investments pursuant to procedures adopted by the Board. Moreover, neither the Valuation Committee nor the Adviser generally will have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund.

An Investment Fund's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell, withdraw or redeem its interests in such an Investment Fund, the Fund may be unable to sell, withdraw or redeem such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund's valuations of such interests could remain subject to such fraud or error, and the Valuation Committee, in its sole discretion, may determine to discount the value of the interests or value them at zero.

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Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Fund Manager's, the Adviser's or the Fund's judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Fund will determine its month-end net asset value and the net asset value of each class of Units may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in "Repurchases of Units and Transfers." As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund adversely affect the Fund's net asset value, the value of the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund's Units are subject to certain requirements under the Exchange Act and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Investment Strategy-Related Risks

Certain of the principal risks of the Fund's identified investment strategies (which will be employed through the Investment Funds) are set forth below. Depending on economic and market conditions, or allocations to other Investment Funds or Investment Fund Managers, other risks may be present. (For a description of the following strategies, see "Investment Program—Investment Strategies.")

Equity Hedged. Investment Fund Managers that employ these strategies typically make investments based on fundamental analysis and evaluation of certain factors that may affect a security's value, such as macroeconomic trends, industry-specific metrics and other qualitative and quantitative factors, whether country-specific or global or both. There is no assurance that the Investment Fund Managers' analysis will prove accurate, and securities may lose value as a result of a downturn in the

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equity markets. In addition, Investment Fund Managers may incur losses if their judgements regarding the timing of certain market events or trends prove to be incorrect and long positions underperform short positions, even if they were correct regarding the directional movements of the securities being traded.

Relative Value

Equity Market Neutral. A market-neutral strategy consists of taking long and short positions in "matched" equities in approximately equal volumes to attempt to neutralize the effects of market-wide or, in some cases, industry- or sector-wide price movements. To the extent an Investment Fund Manager is unable to maintain a balanced position, for example because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to "match" long and short positions, the strategy will not be market-neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock picking, losses. Unusual events specific to a particular company, which cause sudden changes in the company's share valuation, also may adversely affect historical price relationships between stocks, leading to losses in the strategy.

Statistical Arbitrage. The success of the investment activities of an Investment Fund Manager that employs statistical arbitrage strategies is heavily dependent on the computer-driven, mathematical models and/or trading systems used by the Investment Fund Manager in attempting to exploit short-term and long-term relationships among stock prices and volatility. Models and systems that have been formulated on the basis of past market data may not be predictive of future price movements. Investment Fund Managers may select models and systems that are not well-suited to prevailing market conditions, or that have hidden biases or exposure to broad structural or sentiment shifts. In addition, the effectiveness of these models and systems tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In the event of static market conditions, statistical arbitrage strategies are less likely to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments. Unusual events specific to particular corporations and major shifts and events external to the operations of markets can cause extreme market moves that are inconsistent with the historic correlation and volatility structure of the market. Systematic trading strategies present similar risks.

Fixed-Income Arbitrage. Fixed-income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, interest rate caps, interest rate swaps and the various other financial instruments and investments that fixed-income arbitrage strategies may trade. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. Certain securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed-income arbitrage strategies. Many other unforeseeable events, including actions by various other government agencies and domestic and international political events, may cause sharp market fluctuations.

Convertible Arbitrage. The success of the investment activities of an Investment Fund Manager that employs convertible arbitrage strategies will depend on the Investment Fund Manager's ability to

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identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that an Investment Fund Manager will be able to identify investment opportunities or to correctly exploit price discrepancies. A reduction in the pricing inefficiency of the markets in which Investment Fund Managers invest will reduce the universe of attractive markets and investment opportunities. In the event that the perceived mispricings underlying an Investment Fund Manager's positions fail to materialize as expected, the positions could incur a loss.

The price of a convertible bond, similar to other bonds, moves inversely with changes in interest rates. As a result, increases in interest rates could result in a loss on a position to the extent that the short position does not correspondingly depreciate in value. While Investment Fund Managers typically try to hedge interest rate risk via interest rate swaps and government securities, residual interest rate risk can adversely impact the portfolio. The price of convertible bonds also is sensitive to the perceived credit quality of the issuer. Convertible securities purchased by Investment Fund Managers will decline in value if there is deterioration in the perceived credit quality of the issuer or a widening of credit spreads and this decline in value may not be offset by gains on the corresponding short equity position.

Convertible bond arbitrage portfolios typically are long volatility. Volatility risk is difficult to hedge since the strike price and, often, the maturity of the implied option are unknown. A decline in actual or implied stock volatility of the issuing companies can cause premiums to contract on the convertible bonds. Convertible arbitrageurs also are exposed to liquidity risk in the form of short squeezes in the underlying equities, or due to widening bid/ask spreads in the convertible bonds. Liquidity risk often can be exacerbated by margin calls since most arbitrageurs run leveraged portfolios. Convertible arbitrage strategies also are subject to risk due to inadequate or misleading disclosure concerning the securities involved. Also, in the absence of anti-dilution provisions in a convertible security, losses could occur in the event the underlying stock is split, additional securities are issued, a stock dividend is declared or the issuer enters into another transaction which increases its outstanding securities.

Relative Value Credit. Credit securities may be subject to a risk of an issuer's default with respect to the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, credit risk may be affected by inadequacy of collateral or credit enhancement. Credit risk may change over the life of an instrument. Securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. Separately, relative value relationships may deviate from historical pattern and/ or manager thesis and cause a downward valuation adjustment. Additionally, debt securities may be directly or indirectly affected by changes in interest rates environment.

Event-Driven. Investment Funds may invest in companies engaged in business combinations, corporate reorganizations or structural transformations, such as mergers, acquisitions, takeovers, spin-offs, leveraged buyouts, exchange or tender offers, restructurings, reorganizations, recapitalizations, share buybacks, bankruptcies and liquidations. Investment opportunities involving these types of business enterprises and events involves a considerable amount of risk, such as the risk that the transaction will be unsuccessful, take considerable time to consummate or will result in a distribution of cash or new securities the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not occur, the Investment Fund may be required to sell its investment at a loss. Further, in any investment made during an unstable political or economic environment, there exists the risk of default as to debt securities and a risk of bankruptcy or insolvency with respect to equity securities. There is substantial uncertainty concerning the outcome of transactions involving financially troubled companies or other special situations in which the Investment Fund may invest and, therefore, there is a potential risk of loss by the Investment Fund of its entire investment in such companies and situations. Investment Funds may

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invest in the securities of companies which are the subjects of proxy contests, in the hope that the resulting changes in management may improve the company's performance or lead to sale of either the company or its assets. If the incumbent management defeats such an attempt, or if the incoming management team is unable to achieve its goals, the market price of the company's securities will typically fall, which may cause the Investment Fund to sustain a loss. In addition, companies involved in acquisition attempts via proxy fights may be the subject of litigation, which typically involves significant uncertainties and may impose additional costs and expenses upon the company, the participating Investment Fund and, indirectly, the Fund.

Merger Arbitrage. Merger arbitrage strategies often incur significant losses when proposed transactions are not consummated. The consummation of transactions such as mergers, takeovers and exchange or tender offers can be prevented or delayed by a variety of factors, including, but not limited to: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; (vi) opposition of the management or shareholders of the target company, which, as noted above, can result in litigation (for example, to enjoin the proposed transaction); (vii) intervention of government agencies; (viii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (ix) an attempt by a third party to acquire the offeror; (x) in the case of a merger, failure to obtain the necessary shareholder approvals; (xi) market conditions resulting in material changes in securities prices; and (xii) compliance with any applicable legal requirements. Merger arbitrage/special situations positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage/special situations position differently, the position may be exposed to loss. Merger arbitrage/special situations strategies also depend for success on the overall volume of deal activity, which historically has been cyclical in nature. During periods of depressed activity, it may be difficult for Investment Fund Managers to identify attractive opportunities or to identify a sufficient number of opportunities to provide diversification among potential transactions.

Special Situations. Special situation strategies entail making predictions about the likelihood that an event, such as a spin-off, leveraged buyout, restructuring, reorganization or liquidation, will occur and the impact the event will have on the value of a company's securities. There is no guarantee that these predictions will prove accurate. If the event fails to occur, or it does not have the foreseen or intended effect, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as an Investment Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which, for example, promises to enhance value, but fail to implement it successfully, resulting in losses to investors. In liquidations and other forms of corporate reorganizations, the risk exists that the reorganization will be unsuccessful, delayed or will result in a distribution that does not make the investor whole.

Distressed Securities. This strategy involves investing in equity and debt securities, or other claims, of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems or that are involved in bankruptcy or reorganization proceedings. Investments such as these should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it often may be difficult to obtain accurate information as to the condition of the issuers. In addition, the ability of these entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Further, there is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and, a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be below-investment grade,

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or so-called "junk bonds." These investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of these securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of these securities to reflect their intrinsic value. Distressed securities often are inefficiently priced due to their lack of liquidity, the existence of forced sellers and the uncertainty created by the restructuring process.

Event Driven Equity. Investment Fund Managers employing these strategies may invest in business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving these business enterprises, there is a high degree of risk of loss. In addition, there can be no guarantee that a catalytic event anticipated by the Investment Fund Manager will occur and have the impact that the manager predicted.

Corporate Credit Event Driven. This strategy involves investing in securities that experience a change in valuation due to corporate transactions, major shifts in corporate strategy and other atypical corporate events, such as bankruptcies, liquidations and other reorganizations. Investment Fund Managers may invest in senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as accounts payable to trade creditors. Many of these securities and investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. Separately, there is no guarantee that Investment Fund Managers employing these strategies will evaluate correctly the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action.

Trading

Global Macro. The success of global macro strategies will depend on an Investment Fund Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Fund Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets. There is no assurance that Investment Fund Managers' analysis of macro-economic fundamentals, or the investment theses developed by Investment Fund Managers, will prove accurate. Securities may lose value as a result of downturns caused by shifts in macro-economic fundamentals, such as monetary and fiscal policy, politics, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations. In addition, Investment Fund Managers may incur losses if they are wrong about the timing of certain market trends or anticipated market moves. Global macro trading strategies typically employ significant leverage that will magnify Investment Funds' risk exposure, including risk of loss. Discretionary trading strategies present similar risks.

Emerging Markets. An emerging markets strategy involves purchasing securities of issuers located in countries that have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers

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in these countries and the countries themselves have defaulted on their obligations. Additional risks relevant to emerging markets may include: greater dependence on exports and the corresponding importance of international trade; more extensive controls on foreign investment and limitations on repatriation of invested capital; increased likelihood of governmental involvement in, and control over, the economies; decisions by the government to cease support of economic reform programs or to impose restrictions; and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Other Investment-Related Risks

Equity Securities. An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Fund Managers may focus on investments within specific sectors, countries and/or regions. Investment Fund Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Fund Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Fund Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Fund Managers' investments in equity securities may include securities that are listed on securities exchanges, as well as unlisted securities that are traded over-the-counter ("OTC"). Equity securities of companies traded OTC may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Fund Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Bonds and Other Fixed-Income Securities. Investment Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities. Investment Funds will invest in these securities when they believe such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which an Investment Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Investment Funds. As a result of such dislocations, the Investment Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for an Investment Fund's portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, an Investment Fund may be unable to fully finance its investments and operations. This risk would be exacerbated if a

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substantial portion of an Investment Fund's financing is provided by a relatively small number of counterparties. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Investment Fund's portfolio, thereby reducing the Fund's net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, an Investment Fund could be forced to sell its investments at a time when prices are depressed.

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., "high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Investment Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Funds.

There can be no assurance as to whether any lending institution or other party from which an Investment Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or

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any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Investment Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a "first day" order from the bankruptcy court limiting trading in claims against, and shares of, the debtor in order to maximize the debtor's ability to utilize net operating losses following a successful reorganization. Such an order could in some circumstances adversely affect an Investment Fund's ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Real Estate Investment Trusts. Investment Funds may invest in pooled real estate investment funds (so-called "real estate investment trusts" or "REITs") and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property. In addition, factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, social and economic trends and the creditworthiness of the issuer. REITs also are subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT's manager and the manager's inability to manage cash flows generated by the REIT's assets, prepayments and defaults by borrowers, self-liquidation and adverse changes in the tax laws. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities, and some may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which can increase the risk that the REIT could be unfavorably affected by the poor performance of a single investment or investment type. In addition, REITs also may be affected by tax and regulatory requirements impacting the REITs' ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Mortgage-Backed and Mortgage-Related Securities. Investment Funds may invest in a variety of mortgage-backed and other mortgage-related securities, such as adjustable-rate mortgage securities and collateralized mortgage obligations. The investment characteristics of these securities differ from those of traditional debt securities, and they are subject to additional risks, including the risk of borrowers defaulting on their mortgages. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Investment Funds that hold mortgage-related securities may exhibit more volatility. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. When interest

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rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Investment Fund because it may have to reinvest that money at the lower prevailing interest rates. The market for mortgage-backed securities may be highly volatile and lack liquidity.

Other Asset-Backed Securities. Investment Funds may invest in other asset-backed securities, including securities backed by auto loans, collateralized loan obligations, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets (collectively, "Structured Securities"). Many Structured Securities are extremely complex. In addition, many Structured Securities are particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both. The returns of Structured Securities may be volatile; leverage may be inherent in the structure of some Structured Securities and in some cases may be substantial. In addition, there can be no assurance that a liquid market will exist in any Structured Security when an Investment Fund seeks to sell. Such Investment Funds intend to enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors. However, no assurance can be made that such transactions will fully protect such Investment Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities. In the event of foreclosure of loans backing Structured Securities, there can be no guarantee that the value of the underlying assets securing such loans will be equal to the amount of the loan and foreclosure expenses.

Collateralized Loan Obligations ("CLOs"). Investment Funds may invest in CLOs. The portfolio of loans underlying CLOs, which serve as collateral therefor, may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans, debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. Investors in CLOs ultimately bear the credit risk of the underlying collateral. The cash flows generated by CLOs are split into two or more portions, called tranches, which vary in maturity, yield and credit risk characteristics, and often are categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The equity tranche, therefore, carries the most risk, as it bears the bulk of defaults from the bonds or loans and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, however, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Ultimately, the risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Investment Fund invests.

In addition to the general risks associated with investing in debt securities (e.g., interest rate, credit and market risk), CLOs carry additional risks, including: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; (iii) the possibility that Investment Funds may invest in CLOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully appreciated at the time of investment, and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility; (v) junior debt and equity tranches are subject to a higher risk of loss than the senior debt portion as a result of the highly levered nature of

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CLOs; and (vi) CLOs are privately offered and sold, and investments in CLOs typically are thinly traded or have only a limited trading market.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest without limitation in restricted securities and other investments that are illiquid, which may include so-called "PIPE" (private investments in public equity) securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Fund Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Fund Manager might obtain a less favorable price than the prevailing price when it decided to sell. Investment Fund Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Certain Investment Funds may invest all or a portion of their assets in privately placed securities that may be illiquid. Some of these investments are held in "side pockets," which are sub-accounts within the Investment Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund's other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund Manager. In addition, if an Investment Fund establishes a side pocket prior to the Fund's investing in the Investment Fund, the Fund may not be exposed to the performance of the Investment Fund's assets held in the side pocket.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund and Investment Funds may invest some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and Investment Fund Managers deem appropriate under the circumstances, including in response to adverse market, economic or political conditions or for temporary defensive purposes. In addition, the Fund may invest in these instruments pending the investment of assets in Investment Funds, or to maintain the liquidity necessary to effect repurchases of Units or meet expenses. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

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Short Sales. An Investment Fund may attempt to limit its exposure to a market decline in the value of its portfolio securities through short sales of securities that its Investment Fund Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund also may use short sales for speculative purposes to pursue its investment objectives if, in the Investment Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

Short sale transactions have been subject to increased regulatory scrutiny, including the imposition of restrictions on short selling certain securities and reporting requirements. The Investment Funds' ability to execute short sales may be materially adversely impacted by rules, interpretations, prohibitions and restrictions on short selling activity imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations. These rules, interpretations, prohibitions and restrictions may be imposed with little or no advance notice, and may impact prior trading activities of the Investment Funds. Additionally, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

Non-U.S. Investments. Investment Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in equity and fixed-income securities issued by foreign (non-U.S.) companies, including other funds, or governments of foreign countries. Investment Funds also may invest in depositary receipts, such as ADRs. Non-U.S. securities in which an Investment Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments. Because investments in foreign issuers may involve non-U.S. dollar currencies and the Investment Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The securities markets of foreign countries generally are less regulated than U.S. securities markets. Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company's performance.

Although certain Investment Funds may invest portions of their assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Investment Funds may value their securities and other assets in U.S. dollars. The Investment Funds may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities:

Non-U.S. Currencies. Certain Investment Funds may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies.

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Because some Investment Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Investment Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies. Investment Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Investment Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If an Investment Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Investment Fund's investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which an Investment Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Investment Fund's securities in their local markets. The Investment Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

Characteristics of Non-U.S. Securities Markets. Some Investment Funds may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries. Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile. Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S. Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations. Commissions for trades on foreign stock exchanges and custody expenses generally are higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring an Investment Fund to borrow funds or securities to satisfy its obligations arising out of other transactions. In addition, there could be more "failed settlements," which can result in losses to an Investment Fund.

Less Company Information and Regulation. Generally, there is less publicly available information about foreign companies than about U.S. companies. This may make it more difficult for an Investment Fund to stay informed of corporate action that may affect the price of a particular security. Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements. These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

Political and Economic Instability. Because of volatile internal political environments, less stable monetary systems and/or external political risks, among other factors, many non-U.S. economies are less stable than the U.S. economy. Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities. Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners. In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of

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nationalization or diplomatic developments which could adversely affect an Investment Fund's investments in those countries.

Withholding Taxes. Income and gains derived by an Investment Fund may be subject to withholding and other taxes, which would reduce net proceeds.

"Short Squeeze." To the extent that an Investment Fund engages in short-selling, the Investment Fund could be caught in a "short squeeze" specific to certain non-U.S. markets. Equities issued by foreign issuers generally are subject to being recalled if loaned by a lender pursuant to a stock lending program. In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A "short squeeze" is a speculative trading strategy that is sometimes observed when a security has been heavily sold short. Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Investors who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that an Investment Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Investment Fund could be caught in such a "short squeeze," possibly preventing the Investment Fund from unwinding its position without incurring significant losses. There is no assurance that an Investment Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

Foreign Exchange. Investment Funds may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. In addition, an Investment Fund may maintain short positions in forward currency exchange transactions, in which the Investment Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Investment Fund agreed to purchase. A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. Forward currency exchange contracts also are highly leveraged. An Investment Fund also may purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Repurchase Agreements and Reverse Repurchase Agreements. Some Investment Funds may enter into repurchase agreements and reverse repurchase agreements. For the purposes of maintaining liquidity and achieving income, an Investment Fund may enter into repurchase agreements with domestic commercial banks, registered broker/dealers or other appropriate counterparties. A repurchase agreement is a contract under which an Investment Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Investment Fund to resell such security at a fixed time and price (representing the Investment Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Investment Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Investment Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the

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securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

An Investment Fund may enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a security by an Investment Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Investment Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations. An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might incur a loss if the institution with which the Investment Fund transacted breaches its agreement with the Investment Fund.

Purchasing Initial Public Offerings. Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund's investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the

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performance of an Investment Fund that does not yet have a substantial amount of assets. This impact on an Investment Fund's performance may decrease as an Investment Fund's assets increase.

Commodities. Some Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. To the extent that these storage costs relating to a commodity change while the Investment Fund is invested directly in that commodity, the value of the Investment Fund's investment in that commodity may change accordingly. The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices. These variables may create additional investment risks that subject commodity investments by an Investment Fund to greater volatility than traditional security investments.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund's investment objective and permissible under the 1940 Act. These registered investment companies may include business development companies, which generally will be privately-offered, and other registered investment companies, some of which will be used for cash management purposes. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one registered investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivative instruments, or "derivatives," include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset also are applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

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Liquidity. Derivative instruments, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets an Investment Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Investment Funds may conduct their transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Investment Funds to potentially greater losses.

Operational Leverage. Trading in derivative instruments can result in large amounts of operational leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by an Investment Fund and could cause each Investment Fund's net asset value to be subject to wider fluctuations than would be the case if the Investment Fund did not use the leverage feature of derivative instruments.

Over-the-Counter Trading. Investment Funds may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, an Investment Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. Investment Funds may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Investment Funds may engage in the use of put options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing his entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Stock Index Options Trading. Investment Funds may purchase and sell call and put options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a gain or loss will be realized from the purchase or sale of options on an index depends upon movements in the level of

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stock prices in that index generally, rather than movements in the price of a particular stock. Successful use of options on stock indices will depend upon the ability of the Investment Fund Managers to predict correctly movements in the direction of the stock market generally. This ability requires skills and techniques different from those used in predicting changes in the price of individual stocks.

Forward Contracts. Investment Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which an Investment Fund maintains accounts may require that an Investment Fund deposit margin with respect to such trading. An Investment Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Investment Fund Manager would otherwise recommend, to the possible detriment of that Investment Fund.

Swap Agreements. An Investment Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Investment Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, specific securities, credit or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. An Investment Fund is not limited to any particular form of swap agreement if its Investment Fund Manager determines that other forms are consistent with that Investment Fund's investment objectives and policies.

Swap agreements will tend to shift an Investment Fund's investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Investment Fund's exposure to U.S. currency and increase its exposure to foreign currency. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from an Investment Fund. If a swap agreement calls for payments by an Investment Fund, the Investment Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines. Such a decrease in value might cause the Investment Fund to incur losses.

Hedging Transactions. Investment Funds may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, "Hedging Instruments"). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Investment Fund's positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, an Investment Fund may not be able to close out a transaction in certain of these instruments without incurring losses. Investment Fund Managers may use Hedging Instruments to

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minimize the risk of total loss to the Investment Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether an Investment Fund hedges successfully will depend on the relevant Investment Fund Manager's ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Investment Fund.

Unhedged Risks. A significant portion of the Investment Funds' positions from time to time may be unhedged or only partially hedged. For a variety of reasons, an Investment Fund Manager may not seek to establish a perfect correlation between the hedging instruments used and the portfolio holdings being hedged. Such an imperfect correlation may prevent the applicable Investment Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Fund Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. Moreover, it may not be possible for the Investment Fund Manager to hedge against certain risks, e.g., the risk of a fluctuation that is so generally anticipated by market participants that the Investment Fund Manager cannot enter into a hedging transaction at a price sufficient to protect the applicable Investment Fund from the decline in value of the portfolio position anticipated as a result of such fluctuation.

Futures Contracts. Many of the Investment Funds may use futures as part of their investment programs. In connection with the use of futures, the relevant Investment Fund Managers determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent an Investment Fund from promptly liquidating unfavorable positions, thereby subjecting the Investment Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that an Investment Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Investment Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be

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affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Investment Funds may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, each Investment Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Investment Funds expect to enter into transactions only with counterparties believed by the applicable Investment Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Investment Fund will not sustain a loss on a transaction as a result.

In situations where an Investment Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Investment Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Investment Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Investment Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Investment Fund will not sustain a loss on a transaction as a result.

Transactions entered into by an Investment Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Investment Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Investment Fund.

Warrants and Rights. Some Investment Funds may hold warrants and rights. Warrants permit, but do not require, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but typically have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights may be considered more speculative than certain other types of equity-like securities because they do not carry with them rights to dividends or voting rights, and they do not represent any rights in the assets of the issuer. If not exercised prior to their expiration dates, these instruments will lose their value. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights, which could decrease the value of an Investment Fund's portfolio.

When-Issued and Forward Commitment Securities. Certain Investment Funds may purchase securities on a "when-issued" basis. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Investment Fund. When-issued securities may be sold prior to the settlement date. An Investment Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Investment Fund. In such cases, the Investment Fund may incur a loss.

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Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Fee/Allocation Arrangements. Some or all of the Investment Funds in which the Fund intends to invest typically charge incentive fees or allocations based on the Investment Funds' performance, which generally are expected to approximate 20% of the Investment Funds' net profits. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if such incentives were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions, and also may be affected by the prevailing regulatory or political climate and Investment Fund Manager capacity. Investment Funds may close to new investors from time to time. No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Changes in Investment Strategies. The investment strategies of one or more Investment Fund Managers may be modified and any such Investment Fund Managers may begin utilizing additional investment strategies without prior approval by, or notice to, the applicable Investment Funds or their respective limited partners or other investors if the Investment Fund Managers determine that any such modification or addition is in the best interests of the applicable Investment Funds. Any such modification or addition could result in exposure of the applicable Investment Funds' assets to additional risks, which could be substantial.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of the Investment Funds, and Investment Funds may make a limited number of underlying investments. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund's assets were invested more broadly among Investment Funds pursuing various investment strategies.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or

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if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund's or the Investment Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption "Repurchases of Units and Transfers—Repurchases of Units," Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor; (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor's investment balance falls below $25,000; or (viii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Sub-Placement Agent Risk. Morgan Stanley will be the primary Sub-Placement Agent for the Fund. Morgan Stanley will receive sales loads of up to a maximum of 3.0% of the amount invested in the Fund by Class A and Class F1 Investor. In addition, Morgan Stanley will act as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing services to its clients that it places directly into the Investment Funds; however, the Fund generally will invest directly in the Investment Funds and not through Morgan Stanley (except as otherwise described herein).

When a limited number of Sub-Placement Agents represents a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agent.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy,

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among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. See "Certain U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company."

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of an Investment Fund may limit utilization of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to Investors generally would be treated as corporate dividends. See "Certain U.S. Federal Income Tax Considerations—Failure to Qualify as a Regulated Investment Company." In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital). See "Distribution Policy; Dividends," "Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company" and "Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Investors" for more information regarding the treatment of returns of capital.

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described under the caption "Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Investors") and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as "controlled foreign corporations" or "passive foreign investment companies" (see "Certain U.S. Federal Income Tax Considerations—Passive Foreign Investment Companies").

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Cybersecurity Risk. The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Administrator, Placement Agent, Sub-Placement Agents, the Fund's custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting Investment Funds, Investment Fund Managers, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, and as Investment Funds and market conditions change or develop over time, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Investment Restrictions

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund are listed below. For the purposes of this Confidential Memorandum, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

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•	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

With respect to these investment restrictions and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of such securities or techniques, within the meaning of the 1940 Act) include: short sales, certain options, futures and forward and swap contracts.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Units.

MANAGEMENT OF THE FUND

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director (whether or not such Director is an "interested person" (as defined in the 1940

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Act) of the Fund (an "Independent Director")) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee, which consists of all of the Fund's Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. Similarly, the Board has established a Contracts Review Committee and a Nominating Committee, as described below. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund's Board members be Independent Directors. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, [__] of the Fund's [__] Directors are Independent Directors. The Chair of the Board, [____], is an Independent Director. Additionally, the Board has constituted an Audit Committee, a Nominating Committee and a Contracts Review Committee. The members of the respective committees have designated [____] to chair the Audit Committee, [____] to chair the Nominating Committee and [____] to chair the Contracts Review Committee. The Board each has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iii) the Board's oversight role in management

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of the Fund; and (iv) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
[TO COME]
INTERESTED DIRECTOR
Mitchell A. Tanzman ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	[__]	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A
Seth L. Pearlstein ([__]) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term — Indefinite Length—Since Inception	Chief Compliance Officer of Central Park Advisers, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008 - 2014); previously, Associate General Counsel (2002 - 2007)	N/A	N/A

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g.,

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accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in the Board's meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	[TO COME]

•	Mitchell A. Tanzman – In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 25 years' experience in alternative investments, including fund-of-funds portfolio management. Mr. Tanzman serves as Chair of the Investment Committee of the Board of Trustees of Emory University, and is a member of its Executive Committee. He also is a contributing author of "Hedge Funds," edited by Lederman and Klein. Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm's Operating Committee. Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, and ultimately co-managed the company's alternative investment department and was a member of the company's Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services. Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

The Directors serve on the Board for terms of indefinite duration, subject to a mandatory retirement age of 75 years old, with exceptions to be made on a case by case basis. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee, the Nominating Committee and the Contracts Review Committee. The current members of the Audit Committee are [_____], [_____], [_____] and [_____], constituting all of the Independent Directors. [_____] currently serves as the Chair of the Audit Committee. The function of the Fund's Audit Committee, pursuant to its adopted written charter, is: (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting

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firm and review the independent registered public accounting firm's qualifications, independence and performance.

The current members of the Nominating Committee are [_____], [_____], [_____] and [_____], constituting all of the Independent Directors. [_____] currently serves as the Chair of the Nominating Committee. The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Fund Investors who have sent to [_____], legal counsel for the Independent Directors, at [_____], such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The current members of the Contracts Review Committee are [_____], [_____], [_____] and [_____], constituting all of the Independent Directors. [_____] currently serves as the Chair of the Contracts Review Committee. The function of the Fund's Contracts Review Committee, pursuant to its adopted written charter, is to: assist the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, as respects the Investment Advisory Agreement; review other material contracts entered into by the Fund in connection with the operation of the Fund (such contracts, together with the Investment Advisory Agreement ("Material Contracts")); and make recommendations to the Board regarding the approval and continuance of Material Contracts.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 31, 2017. The Directors are not required to invest in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex

[_____]	[_____]	[_____]

[_____]	[_____]	[_____]

Mitchell A. Tanzman	None	Over $100,000

As of December 31, 2017, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Placement Agent, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Placement Agent.

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Director Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Directors*

[_____]	$[_____]	$[_____] ([__])**
Director

[_____]	$[_____]	$[_____] ([__])**
Director

*	Estimated for the fiscal year ending March 31, 2019.

**	Represents the anticipated number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director will serve during the fiscal year ending March 31, 2019.

The Independent Directors are paid by the Fund an annual retainer of $[_____], per meeting fees of $[_____], and $[_____] per telephonic meeting. In addition, the Chair of the Board, the Chair of the Audit Committee, the Chair of the Nominating Committee and the Chair of the Contracts Review Committee each receives an additional annual retainer of $[_____] per fund in the complex overseen by such person. All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Codes of Ethics

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (collectively the "Codes of Ethics"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Codes of Ethics permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Adviser

Central Park Advisers, LLC, a wholly owned subsidiary of Central Park Group, is registered as an investment adviser under the Advisers Act. Under the control of Mitchell Tanzman and Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments including private equity funds, hedge funds, real estate funds and funds-of-funds. Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they sourced, created, managed and distributed private equity funds,

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hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $[13.5] billion in over [175] funds, including $[3.25] billion in registered fund-of-funds. In 1993, while at Oppenheimer & Co., Messrs. Brousseau and Tanzman established one of the earliest and most extensive alternative investment platforms in the U.S. ($2.5 billion) and, through 1998, developed 15 offerings and recruited and oversaw nine proprietary hedge fund managers. In 1998, Messrs. Brousseau and Tanzman established UBS' alternative investment platform for private U.S. clients ($8.0 billion) and, through 2005, sourced, created and distributed over 25 private equity funds, hedge funds and funds-of-funds.

In the event that two of Mitchell Tanzman, Gregory Brousseau and Ruth Goodstein, Chief Operating Officer of Central Park Group, cease to be actively involved in the day-to-day management of the Adviser (a "Key Person Event"), the Adviser shall provide prompt notice of such Key Person Event to the Fund's Board. Following the date of such notice, the Adviser shall make a presentation to the Board within 30 days to assess the likely effect, if any, of the Adviser's ability to continue to implement the Fund's investment program. As part of its ongoing responsibility to oversee the management and operations of the Fund, the Board shall consider the Adviser's presentation and shall consult with counsel to the Fund and counsel to the Independent Directors in determining what actions, if any, the Board reasonably believes should be taken in response to the Key Person Event. Potential courses of action the Adviser may recommend and the Board may consider include, but are not limited to: (i) communication of the Key Person Event to Investors; (ii) amendment of the Fund's investment program; (iii) amendment or termination of the Investment Advisory Agreement; or (iv) consideration of any other matters that the Board believes should be submitted for approval of the Investors.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund's investment objective and whether the Investment Fund's investment performance and other criteria are satisfactory. The Adviser may sell, withdraw or redeem certain investments in Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Administrator maintains certain required accounting related and financial books and records of the Registrant. The other required books and records required to be maintained under the 1940 Act are maintained at the offices of the Adviser, located at 805 Third Avenue, New York, NY 10022, telephone number (212) 317-9200.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement initially was approved by the Fund's full Board (including a majority of the Independent Directors) at a meeting held in person on [____], 2018, and also was approved on that date by the then sole Investor of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Investment Advisory Agreement also provides that it will

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terminate automatically in the event of its "assignment" (as defined in the 1940 Act). After an initial term that will expire two years after the Fund commences investment operations, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

In consideration of the services provided by the Adviser to the Fund and the Fund, the Fund will pay the Adviser the Management Fee, computed and payable monthly, at the annual rate of 0.55% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees and expenses of the Fund. The Management Fee is paid to the Adviser out of the Fund's assets and, therefore, decreases the net profits or increases the net losses of the Fund.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion of the basis for the Board's approval of the Investment Advisory Agreement will be set forth in the Fund's [semiannual report to Investors for the period ending September 30, 2018].

Portfolio Management

Gregory Brousseau, Mitchell A. Tanzman and Alex Lee serve as the Fund's Portfolio Managers. As Portfolio Managers, Messrs. Brousseau, Tanzman and Lee are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at

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UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Alex Lee. Mr. Lee, a partner of Central Park Group, has served as Director of Research of Central Park Group since 2010. He has over 15 years of experience in alternative investments. Prior to joining Central Park Group, Mr. Lee was a Vice President at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the Director of Research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Prior to Bookbinder Capital, Mr. Lee was an investment banking associate at Bear Stearns, where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary, a bonus and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers may receive from the Adviser's parent company directly or indirectly generally is equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and assets under management in those accounts, as of [____], 2018.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Gregory Brousseau	[3]	$[____]	[1][1]	$[____]	[None]	[N/A]

Mitchell A. Tanzman	[3]	$[____]	[1][1]	$[____]	[None]	[N/A]

Alex Lee	0	N/A	0	N/A	0	N/A

[1]	The account does not charge performance-based advisory fees.

The Fund's Portfolio Managers do not beneficially own any Units of the Fund.

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Placement Agent

Foreside Fund Services, LLC (the "Placement Agent") acts as the placement agent of the Fund's Units on a best efforts basis. The Placement Agent's principal business address is Three Canal Plaza, Portland, Maine 04101.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, also may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, "Other Accounts"). The Fund has no interest in these activities, and investment decisions for the Fund are made independently of such Other Accounts. If, however, the Fund desires to invest in, withdraw or redeem from or sell the same Investment Fund as an Other Account, the opportunity will be allocated equitably in accordance with the Adviser's allocation policies and procedures. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund.

The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the Other Accounts. The Adviser's investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser generally compensates, out of its own resources, certain Sub-Placement Agents, including Morgan Stanley, in connection with the sale of Class F1 Units and Class F2 Units, and also may pay such Sub-Placement Agents or other servicing agents in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Sub-Placement Agents. Each Sub-Placement Agent also may charge Investors, in the Sub-Placement Agent's discretion, a sales load based on the purchase price of Fund Units purchased by the Investor. All or a portion of such compensation may be paid by a Sub-Placement Agent to the financial advisors involved in the sale of Units. As a result of the various payments that Sub-Placement Agents may receive from Investors and the Adviser, the amount of compensation that a Sub-Placement Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Sub-Placement Agent to recommend the Fund over another investment product.

Sub-Placement Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Funds or investment vehicles managed or sponsored by

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the Adviser or Investment Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Sub-Placement Agent. As such, certain conflicts of interest may exist between such persons and a Sub-Placement Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Sub-Placement Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Sub-Placement Agents that invest in an Investment Fund may do so on terms that are more favorable than those of the Fund.

Morgan Stanley has been retained by the Placement Agent as a Sub-Placement Agent, and will receive from the Placement Agent the Distribution and Servicing Fee. It is anticipated that Morgan Stanley will place substantially all of the Fund's Units. In addition, Morgan Stanley may charge Class A and Class F1 Investors a one-time placement fee or sales load of up to a maximum of 3.0% of the amount they invest in the Fund. In addition, Morgan Stanley will act as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing investor services to its clients that it places directly into the Investment Funds; however, the Fund generally will invest directly in the Investment Funds and not through Morgan Stanley (except as otherwise described herein). Such compensation would be in addition to the Distribution and Servicing Fee and the sales loads described above. To the extent that the total compensation to be received by Morgan Stanley is, in the aggregate, greater than that of other products represented on the Morgan Stanley Platform, Morgan Stanley's receipt of such compensation creates a conflict of interest, as it will have an incentive to recommend and offer Units to its clients.

Other Sub-Placement Agents retained by the Placement Agent also may act as placement/servicing agent for Investment Funds in which the Fund invests, and may receive compensation in connection with such activities. They also may receive sales loads in connection with the sale of Fund Units. To the extent that the total compensation to be received by such other Sub-Placement Agents is, in the aggregate, greater than that of other products also placed by the Sub-Placement Agents, their receipt of such compensation creates a conflict of interest, as they will have an incentive to recommend and offer Units to their clients.

A Sub-Placement Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Sub-Placement Agent to encourage investment in the Fund, independent of a prospective Investor's objectives.

A Sub-Placement Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A Sub-Placement Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or an Investment Fund. A Sub-Placement Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or an Investment Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, Investment Fund Manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

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In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a Sub-Placement Agent is an investor or makes a market. The trading activities of Sub-Placement Agents generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Sub-Placement Agent having an interest in the issuer adverse to the Fund or the Investment Fund. No Sub-Placement Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A Sub-Placement Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Investment Fund, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, members, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing investment strategies or constraints, positions may be taken by directors, principals, officers, members, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or by an Investment Fund Manager or any of its respective affiliates on behalf of their own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Fund Manager, from time to time, may cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PROXY VOTING POLICIES AND PROCEDURES

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. Notwithstanding the foregoing, investments in the Investment Funds do not typically convey traditional

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voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally will vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally will vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally will vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

BROKERAGE

Each Investment Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges, and on some non-U.S. stock exchanges, involve the payment of negotiated brokerage commissions. Commissions are fixed on most non-U.S. stock exchanges. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. An Investment Fund Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

The Adviser expects that the Investment Fund Managers generally will select brokers and dealers to effect transactions on behalf of their respective Investment Funds in substantially the manner described below. However, the Adviser cannot guarantee that an Investment Fund Manager will adhere to, and comply with, these practices. Generally, the Adviser expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Fund Manager will seek to obtain the best price and execution for the transactions, considering factors such as price, order size, execution difficulty and operational facilities of a brokerage firm and the brokerage firm's risk in positioning a block of securities. Subject to appropriate disclosure, Investment Fund Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund Manager rather than the relevant Investment Fund. Investment Fund Managers generally will seek reasonably competitive commission rates, but may not necessarily pay the lowest commissions available on transactions.

Consistent with seeking best price and execution, an Investment Fund Manager may place brokerage orders with brokers (including affiliates of Morgan Stanley) that may provide the Investment

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Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. An Investment Fund Manager's expenses may not be reduced as a result of its receiving this supplemental information, which may be useful to the Investment Fund Manager or its affiliates in providing services to clients other than the relevant Investment Fund. In addition, the Investment Fund Manager may not use all of the information in connection with an Investment Fund. However, supplemental information provided to an Investment Fund Manager by brokers and dealers through which other clients effect securities transactions may be useful to the Investment Fund Manager in providing services to an Investment Fund. Affiliates of Morgan Stanley may effect brokerage transactions for an Investment Fund.

FEES AND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, the Fund bears all expenses incurred in the business and investment program of the Fund. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses to be borne by the Fund (and, thus, indirectly by Investors) include:

•	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne through the Fund's investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, incentive fees or allocations and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments in Investment Funds (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	the Distribution and Servicing Fee charged to Investors in Class A Units and Class F1 Units;

•	all costs and expenses associated with the organization and initial registration of the Fund, up to $1 million per the Adviser's voluntary agreement to limit such costs and expenses;

•	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs and the costs of compliance with any applicable federal, state or non-US laws;

•	the fees of the Independent Directors and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees

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or the Independent Directors that are permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

•	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

•	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

•	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund;

•	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Administrator;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors, whether for regulatory or some other purpose;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

•	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

•	any extraordinary expenses (as defined below), including litigation or indemnification expenses;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

"Extraordinary expenses" are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Units; provided, however, that to the extent such

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organizational and offering expenses exceed $1 million, the excess amount over $1 million shall be borne by the Adviser.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based fees or allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and also will be subject to incentive fees or allocations to the Investment Fund Managers.

The Administrator performs certain administration, accounting and investor services for the Fund. In consideration of these services, the Fund will pay the Administrator a fee at the annual rate of up to [0.10% of the Fund's average net assets, subject to a minimum annual fee of $40,000], in addition to certain other fixed or transactional fees, and will reimburse certain of the Administrator's expenses.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain Sub-Placement Agents for distribution services and to provide related sales support services and shareholder account service and maintenance to Investors. The Fund will pay the Placement Agent a monthly Distribution and Servicing Fee out of the net assets of Class A Units and Class F1 Units at the annual rate of 0.75% and 0.70% of the net asset value of Class A Units and Class F1 Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of such Units). The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units or Class F1 Units will be subject to the Distribution and Servicing Fee regardless of how long they have held such Units. The Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Sub-Placement Agents. Amounts not paid to Sub-Placement Agents will be available to pay certain sales and marketing expenses. Each compensated Sub-Placement Agent is paid by the Placement Agent based on the net asset value of outstanding Class A Units and/or Class F1 Units, as applicable held by Investors that receive services from such Sub-Placement Agent. Payment of the Distribution and Servicing Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Units and Class F1 Units. Class I Units and Class F2 Units are not subject to the Distribution and Servicing Fee. Class A Units and Class F1 Units may be converted to Class I Units and Class F2 Units, respectively, if an Investor no longer receives services from a Sub-Placement Agent or a servicing agent which has entered into an agreement with the Placement Agent.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Units may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually. In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may, from time to time, make a distribution that constitutes a return of capital (i.e., a return to Investors of a portion of their original investment in the Fund) for U.S. federal income tax purposes. An Investor's return of capital will not be taxable to that Investor at the time of its payment up to the amount of the Investor's adjusted basis. It will, however, reduce the adjusted tax basis of an Investor's Units.

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The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

An Investor's dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Units will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Investor Application. Investors are free to change their election at any time by contacting the Administrator. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on the last business day of each calendar month, each date that Units are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of the Class F1 Units, Class F2 Units, Class A Units and Class I Units are calculated separately based on the fees and expenses applicable to each class. The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class, and the timing of the offerings of each class of Units and the different initial offering prices.

The Adviser oversees the valuation of the Fund's investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the "Valuation Procedures"), which provide that the Fund will value its investments in Investment Funds at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Fund's interest in such investments, as provided to the Fund by the Investment Fund Managers as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available to the Fund at the time the Fund values its portfolio.

A meaningful input in the Adviser's Valuation Procedures will be the valuations provided by Investment Fund Managers. Specifically, the Adviser generally will value the Fund's investment in Investment Funds using the "practical expedient," in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund's own valuation policies. Generally, Investment Fund Managers value investments of their Investment Funds at their market price if market quotations are readily available, with a discount in the case of restricted securities. In the absence of observable market prices, Investment Fund Managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Investment Fund Managers is then based on the best information available in the circumstances and may incorporate

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management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors.

Prior to investing in an Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund. Although the Valuation Procedures provide that the Adviser will review the valuations provided by the Investment Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of unaudited valuations provided by the Investment Fund Managers. Accordingly, the Fund generally will rely on the Investment Fund Managers' valuations, even though an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Fund Manager's compensation.

The Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Managers does not represent the fair value of the Fund's interests in the Investment Funds. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund's interest in an Investment Fund based on the net asset value reported by the Investment Fund Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

The valuations reported by the Investment Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations by an Investment Fund may be revised as a result of the audit conducted by the Investment Fund's auditors. Other adjustments may occur from time to time. To the extent that subsequently adjusted valuations or revisions to Investment Fund net asset values adversely affect the Fund's own net asset value, the Fund's outstanding Units will be adversely affected by prior repurchases to the benefit of Investors who tendered Units at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar manner. Moreover, the same principles apply to the Fund's investments in, withdrawals from and redemptions and sales of interests in the Investment Funds.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Expenses of the Fund, including the Management Fee and the Distribution and Servicing Fee, are accrued on a monthly basis on the Determination Date, and taken into account for the purpose of determining the Fund's net asset value.

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Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value and the Fund if the judgments of the Board, the Adviser or the Investment Fund Managers regarding appropriate valuations should prove incorrect. Additionally, Investment Fund Managers generally will provide determinations of the net asset value of Investment Funds on a monthly basis, in which event it may not be possible to determine the Fund's net asset value more frequently.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations applicable to the Fund, to the Fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, holding and disposition of Units. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. This summary applies only to beneficial owners that acquire the Units in this initial offering at the offering price and that hold such Units as capital assets. This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. This summary does not address the U.S. federal income tax consequences that may be relevant to a particular Investor or to Investors who may be subject to special treatment under U.S. federal income tax laws, except where otherwise noted. For example, it generally does not describe the tax consequences that may be relevant to certain types of Investors subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, entities that are treated as partnerships for U.S. federal income tax purposes, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts ("REITs"), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, "controlled foreign corporations," "passive foreign investment companies," and persons that will hold the Fund's Units as a position in a "straddle," "hedge," or as part of a "constructive sale" for U.S. federal income tax purposes or to the owners or partners of an Investor. This summary also does not address the U.S. federal income tax consequences to the owner of a holder of a Unit. No ruling has been or will be obtained from the Internal Revenue Service (the "IRS") regarding any matter relating to the Fund or the Units. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Investors must consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Units of the Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this discussion, a "U.S. Investor" generally is a beneficial owner of Units who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

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•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund's Units, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective Investor that is a partner of a partnership holding the Fund's Units should consult its own tax advisors with respect to the partnership's purchase, ownership and disposition of the Units.

A "non-U.S. Investor" is a beneficial owner of Units that is neither a U.S. Investor nor an entity treated as a partnership for U.S. federal income tax purposes.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to operate in a manner so as to continuously qualify as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to its Investors. Instead, distributions to Investors from the Fund generally will be taxable to Investors, and any net operating losses, foreign tax credits or deductions and most other tax attributes generally will not pass through to Investors. To qualify as a RIC, the Fund must, among other things, meet certain distribution, source-of-income and asset diversification requirements (each as described below).

If the Fund (x) qualifies as a RIC and (y) satisfies the Annual Distribution Requirement (as defined below), it generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it timely distributes to Investors. In addition, if the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the taxable year ending in that calendar year will be considered to have been distributed by year-end (or earlier, if estimated taxes are paid). The Adviser expects that the Fund will operate in a manner so as to continuously qualify for treatment as a RIC under the Code and that the Fund will make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

Qualification as a Regulated Investment Company

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities or foreign currencies (the "90% Gross Income Test"); (b) timely distribute to its Investors on an annual basis at least 90% of its investment company taxable income for each taxable year (the "Annual Distribution Requirement"); and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets consists of cash, cash equivalents,

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U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund's distributive share of items of income, gain, losses, deductions and credits derived through any Investment Funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized such tax items in the same manner as such Investment Funds. Further, for purposes of calculating the value of the Fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund's proper proportion of any investment in the securities of such issuer that are held by a member of the Fund's "controlled group" must be aggregated with the Fund's investment in such issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

The Fund generally intends to make distributions in cash, but retains the discretion to make distributions of securities in-kind to the extent permitted under applicable law. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Annual Distribution Requirement and/or the Excise Tax Distribution Requirements. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements.

The Fund may include in its taxable income certain amounts that it has not yet received in cash. For example, if an Investment Fund holds corporate stock with respect to which section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of the Fund's allocable share of such deemed dividends. The Fund also may have to include in its taxable income other amounts that it has not yet received in cash, such as accruals on a debt instrument issued with original issue discount or "payment-in-kind" interest held by an Investment Fund. As a result, the Fund may be required to make distributions to Investors in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirements, even though it will have not received any corresponding cash payments. Accordingly, to enable the Fund to make distributions to Investors that will be sufficient to enable it to satisfy the Annual Distribution Requirement, the Fund may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to borrow money, raise additional capital, forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If the Fund is unable to obtain cash from other sources to enable it to satisfy the Annual Distribution Requirement, it may fail to qualify as a RIC and become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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Failure to Qualify as a Regulated Investment Company

A RIC that fails the 90% Gross Income Test for a taxable year might nevertheless be considered to have satisfied the test for such year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized during the 5-year period after the Fund's requalification as a RIC, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of the Fund's requalification as a RIC.

If the Fund fails to qualify for treatment as a RIC and such relief provisions do not apply to the Fund, the Fund generally would be subject to U.S. federal income tax on all of its taxable income at regular corporate tax rates (and it also would be subject to any applicable U.S. state and local taxes), regardless of whether it makes any distributions to Investors. The Fund would not be able to deduct distributions to Investors, nor would distributions to Investors be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Investors as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Investors, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, Investors that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Investor's adjusted tax basis in the Fund's Units, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its interests in Investment Funds.

Although the Adviser expects that the Fund will operate in a manner to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a regular corporation, even if the Fund would otherwise qualify as a RIC if the Fund determines that treatment as a corporation for a particular year would be in the Fund's best interests. The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Taxation of U.S. Investors

The following discussion applies only to U.S. Investors. If you are not a U.S. Investor this section does not apply to you.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Distributions by the Fund generally are taxable to U.S. Investors as ordinary income or capital gains. Distributions of the Fund's "investment company taxable income" (which, generally, is the Fund's ordinary income plus realized net short-term capital gains in excess of realized net long-term capital

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losses) will be taxable as ordinary income to U.S. Investors to the extent of the Fund's current or accumulated earnings and profits. To the extent such distributions the Fund pays to non-corporate Investors (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. Investors at the preferential rates applicable to long-term capital gains. Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of an Investor's Units (but not below zero) and, to the extent in excess of the Investor's adjusted tax basis, will be treated as gain from the "sale or exchange" of such Units. Any such distributions that reduce the adjusted tax basis of an Investor's Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution. Any return in excess of an Investor's adjusted basis will be taxable as capital gains. Such distributions, because they reduce the adjusted tax basis of an Investor's Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that the Investor recognizes for tax purposes upon the disposition of its Units or upon certain subsequent distributions in respect of such Units. Under current law, the Fund serves to "block" (that is, prevent the attribution to Investors of) UBTI from being realized by tax-exempt Investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).

A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, as mentioned above, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If the Fund's expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and such net operating losses generally will not pass through to Investors. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Investors even if such income is greater than the aggregate net income the Fund actually earned during those years. Such distributions may be made from the Fund's cash assets or by liquidation, redemption or withdrawal of investments, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, Investors may receive a larger capital gain distribution than they would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to Investors.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Investors, who will be treated as if each Investor received a distribution of his or her pro rata share of such gain, with the result that each Investor will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

In general, individual and certain other non-corporate U.S. Investors currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Fund, and a maximum tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the

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maximum rate on ordinary income currently payable by individuals. Corporate U.S. Investors generally are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Investors with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Investor in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Investors generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. Investors, as promptly as possible after the end of each calendar year, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Investor's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund's income generally will not consist of dividends. Distributions also may be subject to additional state, local and non-U.S. taxes depending on a U.S. Investor's particular situation.

An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. Investors (other than certain trusts) on the lesser of (i) the U.S. Investor's "net investment income" for a taxable year and (ii) the excess of the U.S. Investor's adjusted gross income (determined with certain modifications on account of certain foreign earned income and related deductions) over a threshold amount of $250,000 in the case of a taxpayer filing a joint return or a surviving spouse, $125,000 in the case of a married taxpayer filing a separate return and $200,000 in all other cases. For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to the Fund's Units, and net gain attributable to the disposition of the Fund's Units (in each case, unless such Units are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Taxation of Non-U.S. Investors

Whether an investment in the Fund is appropriate for a non-U.S. Investor will depend upon that person's particular circumstances. An investment in the Fund by a non-U.S. Investor may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. Investors. Non-U.S. Investors should consult their own tax advisors before investing in the Units.

Distributions. Distributions of the Fund's investment company taxable income to non-U.S. Investors will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Fund's current and accumulated earnings and profits, unless an exception applies.

If a non-U.S. Investor receives distributions, and such distributions are effectively connected with a U.S. trade or business of the non-U.S. Investor and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Investor in the United States, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. Investor complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. Investor that is a foreign trust, and such entities are urged to consult their own tax advisors.

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Actual or deemed distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long term capital gain over the Fund's net short term capital loss) to a non-U.S. Investor, and gains recognized by a non-U.S. Investor upon the sale of Units, will not be subject to withholding of U.S. federal income tax, and generally will not be subject to U.S. federal income tax unless: (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Investor and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Investor in the United States (as discussed above); or (b) the non-U.S. Investor is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied. For a corporate non-U.S. Investor, distributions (both actual and deemed) and gains recognized upon the sale of the Units that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. Investors are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. Investor will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Investor's allocable share of the tax the Fund paid on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. Investor must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return, even if the non-U.S. Investor would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

The Fund has the ability to make certain distributions of securities in-kind. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. Investors will be taxed on 100% of the fair market value of the dividend, on the date the dividend is received, in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in securities. In such circumstances, the Fund may be required to withhold all or substantially all of the cash it would otherwise distribute to a non-U.S. Investor. In general, any dividend paid on the Units will be taxable as a dividend, even if a portion is paid in securities.

A non-U.S. Investor who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. Investor provides the Fund or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. Investor or establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the Units and, after December 31, 2018, 30% of the gross proceeds from a sale of the Units to: (i) a foreign financial institution, unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements; or (ii) a non-financial foreign entity beneficial owner, unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. Investors that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules.

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Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

A RIC that traces the source of interest related dividends may, in certain circumstances, pay such dividends without withholding. However, the Fund may not be able to obtain from the Investment Funds the information necessary to employ tracing and, therefore, it is unlikely that Investors will be able to avoid withholding in this circumstance.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for U.S. federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend." In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the Investor's proportionate interest in the Fund or results in a "complete redemption" of the Investor's Units, in each case applying certain constructive ownership rules.

If the repurchase of an Investor's Units qualifies for sale or exchange treatment, the Investor will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units. Such gain or loss will be capital gain or loss if the repurchased Units were held by the Investor as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the Investor for more than one year, or as short-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the Investor for one year or less. However, if the Investor received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and held (or is treated as having been held) the repurchased Units for six months or less, any loss realized by the Investor upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an Investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase of an Investor's Units does not qualify for sale or exchange treatment, the Investor may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units. The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be reallocated, pro rata, among any remaining Units held by the Investor.

The Fund generally will be required to report to the IRS and each Investor the cost basis and holding period for each respective Investor's Units repurchased by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If an Investor wishes to accept the average cost method as its default cost basis calculation method in respect of Units in its account, the Investor does not need to take any additional action. If, however, an Investor wishes to affirmatively elect an alternative cost basis calculation method in respect of its Units, the Investor must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the

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Fund in respect of that repurchase. Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

Other Considerations

There is a possibility that the Fund may, from time to time, be considered under the Code to be a non-publicly offered RIC. Under temporary Treasury regulations, certain expenses of non-publicly offered RICs, including the Management Fee, may not be deductible by certain Investors, including individuals and entities that compute their taxable income in the same manner as individuals. Such an Investor's pro rata portion of the affected expenses will be treated as an additional dividend to the Investor and will be deductible by the Investor, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A "non-publicly offered regulated investment company" is a RIC whose equity interests are not (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 persons at all times during the taxable year.

Tax Shelter Reporting Regulations

If an Investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual Investor or $10 million or more for a corporate Investor), the Investor must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Investors should consult their own tax advisors to determine the applicability or consequences of this reporting requirement in light of their particular circumstances. States may also have a similar reporting requirement.

Fund Investments

As discussed elsewhere in this Confidential Memorandum, the Fund intends to allocate a significant portion of its assets to Investment Funds. It is expected that some or all of these Investment Funds will be classified as partnerships for U.S. federal income tax purposes, and it is not expected that any will be classified as associations or "publicly traded partnerships" taxable as a corporation.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss, credit and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year. Each such item will have the same character to a partner, and generally will have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments that may produce deemed dividends under section 305 of the Code, generate

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income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets, including interests in Investment Funds, which it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the Annual Distribution Requirement. Similarly, the Fund may have to withdraw from or dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the 90% Gross Income Test or hold assets that could cause the Fund not to satisfy the Diversification Tests.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles." In addition, investments by the Fund in particular combinations of Investment Funds also may be treated as a "straddle." To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles." One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or, in certain circumstances, an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however,

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to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or, in certain circumstances, an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. Although legislation pending in the U.S. Congress would dramatically change the taxation of derivatives and certain underlying property with respect to which the derivative relates, it is unknown whether or when the legislation will be enacted.

Passive Foreign Investment Companies

The Fund may hold equity interests in non-U.S. Investment Funds that may be treated as "passive foreign investment companies" (each, a "PFIC"). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Investors. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to certain PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market at the end of each taxable year the shares in a PFIC. In this case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as "qualified dividend income." In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund's yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may

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reduce or eliminate such taxes. If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Investors of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Investors (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that such Investor is subject to backup withholding. Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by an Investor to furnish a certified TIN to the Fund could subject the Investor to a $50 penalty imposed by the IRS.

Other Taxation

Investors should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Units and the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and

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nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Units only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code (such as IRAs and Keoghs) should consider carefully these same factors.

The DOL has adopted regulations, which, along with provisions adopted by Congress (collectively, the "Plan Assets Rules"), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code ("Plan Assets"). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Adviser or other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Benefit Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any advice or recommendation of such affiliated persons as a basis for the decision to invest in the Fund and that any information provided by the Fund and the affiliated persons is not a recommendation to invest in the Fund.

Benefit Plan Investors may be required to report certain compensation paid by the Fund (or by third parties) to the Fund's service providers as "reportable indirect compensation" on Schedule C to IRS Form 5500 ("Form 5500"). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for "eligible indirect compensation," as defined for purposes of Schedule C to Form 5500.

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The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential Investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisers as to the propriety of an investment in the Fund. In particular, "governmental plans" (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code. However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above. It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases. Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries. Fiduciaries of governmental plans, in consultation with their advisers, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm and Legal Counsel

[________] serves as the independent registered public accounting firm of the Fund. Its principal business address is [________].

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, acts as legal counsel to the Fund.

Custodian

UMB Bank, N.A., or such other qualified custodian, (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 928 Grand Boulevard, Kansas City, Missouri 64106.

102

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund's Annual and Semi-Annual Reports, once available, may be obtained without charge by writing to the Fund at its offices at 805 Third Avenue, New York, New York 10022, or by calling (collect) (212) 317-9200. Additionally, the Fund's Annual and Semi-Annual Reports, once available, may be inspected and copied at the Public Reference Facilities of the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Investors will be able to view text-only versions of Fund documents on-line or download them from the SEC's website (http://www.sec.gov). Copies of such material also will be able to be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

103

APPENDIX A

RESTRICTIONS ON SALES IN SELECT NON-U.S. JURISDICTIONS

Notice to Prospective Non-U.S. Investors Generally

No action has been or will be taken in any country or jurisdiction outside the U.S. that would permit an offering of Units in the Fund, or possession or distribution of offering materials in connection with the issuance of Units, in any such country or jurisdiction where action for that purpose is required. It is the responsibility of any person wishing to purchase Units to satisfy himself or herself as to full observance of the laws of any relevant territory outside the U.S. in connection with any such purchase.

Notice to Prospective Investors in Brazil

The Fund is not listed with any stock exchange, organized over the counter market or electronic system of securities trading. Units in the Fund have not been and will not be registered with any securities exchange commission or other similar authority, including the Brazilian Securities and Exchange Commission (Comissão de valores Mobiliários, or the "CVM"). Units will not be directly or indirectly offered or sold within Brazil through any public offering, as determined by Brazilian law and by the rules issued by the CVM, including Law No. 6,385 (December 7, 1976) and CVM Rule No. 400 (December 29, 2003), as amended from time to time, or any other law or rules that may replace them in the future.

Acts involving a public offering in Brazil, as defined under Brazilian laws and regulations and by the rules issued by the CVM, including Law No. 6,385 (December 7, 1976) and CVM Rule No. 400 (December 29, 2003), as amended from time to time, or any other law or rules that may replace them in the future, must not be performed without such prior registration. Persons in Brazil wishing to acquire Units should consult with their own counsel as to the applicability of these registration requirements or any exemption therefrom. Without prejudice to the above, the sale and solicitation of Units is limited to professional investors as defined by CVM Rule No. 539 (November 13, 2013), as amended, or as defined by any other rule that may replace it in the future.

This Memorandum is confidential and intended solely for the use of the addressee and cannot be delivered or disclosed in any manner whatsoever to any person or entity other than the addressee.

Notice to Prospective Investors in the British Virgin Islands

Units may not be offered in the British Virgin Islands unless the Fund or the person offering the Units on its behalf is licensed to carry on business in the British Virgin Islands. The Fund is not licensed to carry on business in the British Virgin Islands. Units may be offered to British Virgin Islands business companies (from outside the British Virgin Islands) without restriction. A British Virgin Islands business company is a company formed under or otherwise governed by the BVI Business Companies Act (British Virgin Islands).

Notice to Prospective Investors in the Cayman Islands

No offer or invitation to subscribe for Units in the Fund may be made to the public in the Cayman Islands.

A-1

Notice to Prospective Investors in Chile

This Memorandum, and the Units in the Fund to which it relates, may not be advertised, marketed, distributed or otherwise made available to the public in Chile. In connection with the offering of Units, no prospectus has been registered with or approved by the Securities Superintendence of Chile or any other regulatory body in Chile. Units are being offered on a limited private basis, and do not constitute marketing, offering or sales to the public in Chile. Therefore, this Memorandum is strictly private and confidential and may neither be reproduced, used for any other purpose, nor provided to any other person than the intended recipient hereof.

Notice to Prospective Investors in Colombia

Neither this Memorandum nor the Units in the Fund have been reviewed or approved by the Financial Superintendency of Colombia (the "FSC") or any other governmental authority in Colombia, nor has the Fund or any related person or entity received authorization or licensing from the FSC or any other governmental authority in Colombia to market or sell Units within Colombia. No public offering of Units is being made in Colombia or to Colombian residents. By receiving this Memorandum, the recipient acknowledges that it contacted the Adviser at its own initiative and not as a result of any promotion or publicity by the Fund, the Adviser or any of their respective affiliates. This Memorandum is strictly private and confidential and may not be reproduced, used for any other purpose or provided to any person other than the intended recipient.

Notice to Prospective Investors in Costa Rica

This offer is a private placement executed outside the Costa Rican territory, and must be ruled by the laws and jurisdiction of the United States. The Investor accepts that the security offered has no negotiation market and may not be offered through any media or any other way of publicity that could be interpreted by the Costa Rican governmental authorities as a public offer.

Notice to Prospective Investors in Ecuador

The Fund is not managed or represented by a fund management company or trust administrator in Ecuador and has not been registered with or approved by the Superintendency of Companies, Securities and Insurance of Ecuador. Units in the Fund are therefore not eligible for advertising, placement or circulation in Ecuador. The information provided in this Memorandum is not an offer to sell, or an invitation to make an offer to purchase, Units in Ecuador or to, or for the benefit of, any Ecuadorian person or entity. This Memorandum may not be distributed or reproduced, in whole or in part, in Ecuador by the recipients of this Memorandum. This Memorandum has been distributed on the understanding that its recipients will only participate in the issue of Units outside of Ecuador on their own account and will undertake not to transfer, directly or indirectly, Units to persons or entities in Ecuador.

Notice to Prospective Investors in Hong Kong

This Memorandum has not been approved by any regulatory authority in Hong Kong. Hong Kong residents wishing to acquire Units should exercise caution in relation to this offer. Additionally, such persons should obtain independent professional advice if they have any doubts regarding the contents of this Memorandum.

A-2

Notice to Prospective Investors in Mexico

The offering made pursuant to this Memorandum does not constitute a public offering of securities under Mexican law and therefore is not subject to obtaining the prior authorization of the Mexican National Banking and Securities Commission or the registration of Units in the Fund with the Mexican National Registry of Securities.

Notice to Prospective Investors in Nicaragua

For purposes of the Nicaragua Capital Markets Law and rules issued by the Superintendencia de Bancos y de Otras Instituciones Financiera (the "Bank Superintendence"), the issuer emphasizes that the Units in the Fund hereby offered do not constitute a public offer and, the offer includes securities which are not registered with the Bank Superintendence. The information provided for this offer has not been reviewed by any public or private entity, in order to ensure that such information is complete, accurate and timely. The fundamental principle of this offer is that it consists of a private transaction amongst private parties.

Notice to Prospective Investors in Panama

No public offering of Units in the Fund is being made to Investors resident in Panama. Units are being offered only to institutional Investors and a limited number of other Investors in Panama. The Superintendencia del Mercado de Valores has not passed upon the accuracy or adequacy of this Memorandum or otherwise approved or authorized the offering of Units to Investors resident in Panama.

Notice to Prospective Investors in Peru

Units in the Fund have not been and will not be approved by the Peruvian Superintendencia del Mercado de Valores (the "SMV") or any other regulatory agency in Peru, nor have they been registered under the Securities Market Law (Ley del Mercado de Valores), or any SMV regulations. Units may not be offered or sold within Peru except in private placement transactions.

Notice to Prospective Investors in Uruguay

The Fund is not established under the system provided by Uruguayan Law 16,774 of September 27, 1996 and has not been registered with the Central Bank of Uruguay. Units in the Fund have not been registered with the Central Bank of Uruguay and will not be offered or sold in Uruguay through public offerings.

Notice to Prospective Investors in Venezuela

No public offering of Units in the Fund is being made to Investors resident in Venezuela. Neither this Memorandum nor the Units in the Fund have been approved, disapproved or passed on in any way by the National Superintendence of Securities, Office of the Superintendent of the Banking Sector Entities or any other governmental authority in Venezuela. Additionally, the Fund has not received authorization or licensing from the National Superintendence of Securities, Office of the Superintendent of the Banking Sector Entities or any other governmental authority in Venezuela to market or sell Units within Venezuela. This Memorandum is strictly confidential and may not be reproduced, used for any other purpose or provided to any person other than the intended.

A-3

APPENDIX B

CPG Focused access FUND, LLC

Amended and restated LIMITED LIABILITY COMPANY AGREEMENT

Dated and effective as of [____], 2018

B-1

[TO COME]

B-2

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements: Not Applicable.

2.	Exhibits:

	(a)(1)	Certificate of Formation*

	(a)(2)	Form of Limited Liability Company Agreement*

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)(1)	Rule 18f-3 Plan**

	(d)	See Item 25(2)(a)(2).

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)	Form of Investment Advisory Agreement**

	(h)	Not Applicable.

	(i)	Not Applicable.

	(j)	Form of Custody Agreement**

	(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement**

	(k)(2)	Forms of Escrow Agreement**

	(l)	Not Applicable.

	(m)	Not Applicable.

	(n)	Not Applicable.

	(o)	Not Applicable.

	(p)	Not Applicable.

	(q)	Not Applicable.

	(r)(1)	Code of Ethics of the Registrant**

(r)(2)	Code of Ethics of Central Park Advisers, LLC**

__________________________

*	Filed herewith.

**	To be filed by amendment.

Item 26. Marketing Arrangements: Not Applicable.

Item 27. Other Expenses of Issuance and Distribution:*

Legal fees	$[__________]
Blue Sky fees	$[__________]
Printing	$[__________]
Miscellaneous	$[__________]

Total	$[__________]

__________________________

*	To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant:

After completion of the private offering of units of beneficial interest, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the adviser of the Registrant (the "Adviser"). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by reference.

Item 29. Number of Holders of Securities as of [____________], 2018:*

Title of Class	Number of Record Holders

Units of Beneficial Interest	[_____]

__________________________

* To be completed by amendment.

Item 30. Indemnification:

The Registrant's Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"), to be included as an Appendix to the Confidential Memorandum, will contain provisions providing for indemnification of the Registrant's directors and officers under certain circumstances. The Registrant's Investment Advisory Agreement also will contain provisions providing for indemnification of the Registrant's officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

UMB Fund Services, Inc., the Registrant's administrator, will maintain certain required accounting related and financial books and records of the Registrant at 235 West Galena Street, Milwaukee, Wisconsin 53212. The other required books and records will be maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33. Management Services: Not Applicable.

Item 34. Undertakings: Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 6th day of June, 2018.

CPG FOCUSED ACCESS FUND, LLC

By:	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
Authorized Person

Exhibit Index

(a)(1)	Certificate of Formation
(a)(2)	Form of Limited Liability Company Agreement